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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BEIGENE, LTD.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for the purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited.

BEIGENE, LTD.
(NASDAQ Trading Symbol: BGNE; HKEx Stock Code: 06160)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

NOTICE OF 2018 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

        Notice is hereby given that the 2018 Extraordinary General Meeting of Shareholders (the "EGM") of BeiGene, Ltd. (the "Company") will be held on December 7, 2018, at 8:30 a.m. local time, at the                        , The Albany, 127 South Ocean Road, New Providence, The Bahamas. The purpose of the meeting is to consider and pass the following:

          1.     special resolution: to adopt an official Chinese name " ";

          2.     special resolution: to adopt the Fifth Amended and Restated Memorandum and Articles of Association of the Company to comply with the Rules (the "HK Listing Rules") Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited as described in this Proxy Statement;

          3.     ordinary resolution: within the parameters of Rule 13.36 of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares ("ADSs") not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such proposed ordinary resolution up to the next annual general meeting ("AGM") of the Company, subject to the conditions described in this Proxy Statement;

          4.     ordinary resolution: to authorize the Company and its underwriters, at their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

          5.     ordinary resolution: to approve the Second Amended and Restated 2016 Share Option and Incentive Plan;

          6.     ordinary resolution: to approve the Second Amended and Restated 2018 Employee Share Purchase Plan; and

          7.     to transact such other business as may properly come before the meeting and any adjournment or postponement.

        Our Board of Directors has fixed 5:00 p.m. (Cayman Islands Time) on October 25, 2018 as the record date. Holders of record of our ordinary shares as of 5:00 p.m. (Cayman Islands Time) on the record date are entitled to attend and vote at the meeting and any adjournment or postponement. Holders of record of our ADSs, each representing 13 of our ordinary shares, as of the record date who wish to exercise their voting rights for the underlying ordinary shares must act through Citibank, N.A., the depositary of the ADSs.

        The accompanying Proxy Statement more fully describes the details of the business to be conducted at the EGM. After careful consideration, our Board of Directors has approved the proposals and recommends that you vote FOR each proposal described in this Proxy Statement.

        Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this circular, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this circular.

        As at the date of this circular, the Board of Directors of the Company comprises Mr. John V. Oyler as Chairman and Executive Director, Dr. Xiaodong Wang as Non-executive Director, and Mr. Timothy Chen, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Mr. Jing-Shyh (Sam) Su and Mr. Qingqing Yi as Independent Non-executive Directors.

        Your vote is important. As promptly as possible, you are urged to complete, sign, date and return the accompanying proxy form to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 5:00 p.m., Hong Kong Time, on December 5, 2018 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m., New York Time, on November 30, 2018 if you wish to exercise your voting rights.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 7, 2018

        The accompanying Proxy Statement will also be available to the public at www.beigene.com under "Investors—NASDAQ investors" and "—HKEX investors", on the website of the U.S. Securities and Exchange Commission (www.sec.gov) and on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). The form of proxy for use at the EGM is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk).

By Order of the Board of Directors,
/s/ SCOTT A. SAMUELS Scott A. Samuels Senior Vice President, General Counsel

                        , 2018

Notice to holders of the ordinary shares of BeiGene, Ltd:

        If you are in any doubt as to any aspect of this circular or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

        Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this circular, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this circular.

BEIGENE, LTD.

PROXY STATEMENT FOR

2018 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

i

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

BEIGENE, LTD.

PROXY STATEMENT

FOR THE 2018 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of BeiGene, Ltd. for use at its 2018 Extraordionary General Meeting of Shareholders (the "EGM") to be held on December 7, 2018 at 8:30 a.m. local time at the                        , The Albany, 127 South Ocean Road, New Providence, The Bahamas, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Extraordinary General Meeting. This Proxy Statement is being mailed to shareholders on or about                        , 2018.

        For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the "Cayman Registrar") (for holders of our ordinary shares registered on our Cayman Islands register of members (the "Cayman Register")) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the "HK Registrar") (for holders of our ordinary shares registered on our Hong Kong register of members (the "HK Register")) so as to be received no later than 5:00 p.m., Hong Kong Time, on December 5, 2018. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:

          (1)   FOR the adoption of an official Chinese company name " " as described in this Proxy Statement;

          (2)   FOR the adoption of the Fifth Amended and Restated Memorandum and Articles of Association of the Company (the "Restated Articles") to comply with the Rules (the "HK Listing Rules") Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited as described in this Proxy Statement;

          (3)   FOR the approval, within the parameters of Rule 13.36 of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares ("ADSs") not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such proposed ordinary resolution up to the next annual general meeting ("AGM") of the Company, subject to the conditions described in this Proxy Statement;

          (4)   FOR the authorization of the Company and its underwriters, at their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

          (5)   FOR the approval of the Second Amended and Restated 2016 Share Option and Incentive Plan;

          (6)   FOR the approval of the Second Amended and Restated 2018 Employee Share Purchase Plan; and

          (7)   at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

        We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.

        In this Proxy Statement, the terms "BeiGene," "we," "us," and "our" refer to BeiGene, Ltd., unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

        Please note that while our proxy materials are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document.

Shareholders Entitled to Vote; Record Date

        Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 p.m. (Cayman Islands Time) on October 25, 2018 (the "record date") are entitled to receive notice of, to attend and to vote at, the EGM. As of 5:00 p.m. (Cayman Islands Time) on the record date, we had                        ordinary shares outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the EGM. On the record date, approximately                        of the                        outstanding ordinary shares were held in the name of Citibank, N.A. (the "Depositary") as depositary for the ADSs, which issues company-sponsored American Depositary Receipts, evidencing ADSs that in turn each represent 13 of our ordinary shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder.

Quorum

        We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our "articles"; the Companies Law (as amended) of the Cayman Islands, which we refer to as the "Cayman Companies Law"; and the common law of the Cayman Islands.

        The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. The quorum required for a general meeting at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll.

Voting

        An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the company, in which case the required majority to pass a special resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Law and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles (Proposals 1 and 2). Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares (Proposal 3 through 6). We have received irrevocable undertakings from shareholders holding        % of shares entitled to vote at the EGM to approve the Restated Articles (Proposal 2).

        Persons who hold our ordinary shares directly on the Cayman Register on the record date ("Cayman record holders") must (1) return a proxy card (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the EGM in person to vote on the proposals.

        Persons who hold our ordinary shares directly on the HK Register on the record date ("HK record holders," and together with the Cayman record holders, "record holders") must (1) return a proxy card by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen's Road East, Wanchai, Hong Kong; or (2) attend the EGM in person to vote on the proposals.

        Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary ("beneficial owners"), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a "broker non-vote").

        ADS holders are not entitled to vote directly at the EGM, but the Deposit Agreement, dated as of February 5, 2016, as amended (the "Deposit Agreement"), by and among the Depositary, the Company and the holders of ADSs permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, to vote (in person or by delivery to BeiGene of a proxy) the ordinary shares registered in the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depository does not receive instructions from a holder, such holder shall be deemed, and the Depository shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depository to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders' ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote "FOR," "AGAINST" or any other option), the Depositary will vote in respect of each proposal as recommended by the Board as described in the Notice of Extraordinary General Meeting. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on November 30, 2018.

        Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal.

        We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed proxy forms posted to it in accordance with the details above.

        We encourage you to vote by proxy by mailing or emailing or sending by hand an executed proxy card. Voting in advance of the meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the EGM. Any record holder of our ordinary shares may attend the EGM in person and may revoke the enclosed form of proxy at any time by:

  •
  executing and delivering to the Cayman Registrar or the HK Registar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 5:00 p.m. (Hong Kong Time) on December 5, 2018; or

  •
  voting in person at the EGM.

        Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the EGM and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a "legal proxy" which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot vote at the EGM because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the EGM and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.

No Appraisal Rights

        Our shareholders have no rights under the Cayman Companies Law or under our articles to exercise dissenters'or appraisal rights with respect to the proposals being voted on.

Expenses of Solicitation

        We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

Procedure for Submitting Shareholder Proposals

        The Cayman Companies Law provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company's articles of association. Our Fourth Amended and Restated Memorandum and Articles of Association (the "Existing Articles") allow our shareholders holding in aggregate not less than a simple majority of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case our Board of Directors is obliged to convene an extraordinary general meeting and to put the resolutions so requisitioned to a vote at such meeting. However, under our Existing Articles, our shareholders may propose only ordinary resolutions to be put to a vote at such meetings and shall have no right to propose resolutions with respect to the election, appointment or removal of directors. If our Restated Articles are adopted at the EGM, our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings will be allowed to requisition an extraordinary general meeting of our shareholders, in which case our Board of Directors is obliged to convene an extraordinary general meeting and to put the resolutions so requisitioned to a vote at such meeting. Additionally, under the Restated Articles, at a properly requisitioned extraordinary general meeting, our shareholers will have right to propose resolutions with respect to the election, appointment or removal of directors. Neither our Existing Articles nor Restated Articles provide any other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call shareholders' annual general meetings. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares or ADSs are traded.

        Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2019 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 27, 2018, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any shareholder proposal for the annual general meeting of shareholders in 2019, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than March 12, 2019. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year's proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission ("SEC") and announced in Hong Kong via the hkexnews.hk website. A copy of all notices of proposals by shareholders should be sent to us at c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

Director Nominations by Shareholders

        Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our Existing Articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate's name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by our board of directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next shareholder meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and Listing Rules of HKEx. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.

OVERVIEW OF PROPOSALS

        This Proxy Statement contains six proposals requiring shareholder action:

        Proposal 1 requests the adoption of an official Chinese company name " " for BeiGene, Ltd.

        Proposal 2 requests the adoption of the Restated Articles to comply with the HK Listing Rules as described in this Proxy Statement.

        Proposal 3 requests the approval, within the parameters of Rule 13.36 of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such proposed ordinary resolution up to the next AGM, subject to the conditions described in this Proxy Statement.

        Proposal 4 requests the authorization of the Company and its underwriters, at their sole discretion, to allocate to each of the Existing Shareholders, up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement.

        Proposal 5 requests the approval of the Second Amended and Restated 2016 Share Option and Incentive Plan.

        Proposal 6 requests the approval of the Second Amended and Restated 2018 Employee Share Purchase Plan.Each of the proposals is discussed in more detail in the pages that follow.

Results of EGM

        Results of the EGM will be posted on the website of the Company (www.beigene.com) and on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) upon the conclusion of the EGM and on the website of the SEC (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the EGM.

 PROPOSAL 1

OFFICIAL CHINESE COMPANY NAME

General

        We are a commercial-stage biotechnology company with a substantial presence in China through our local subsidiaries. Our securities are listed on the Stock Exchange of Hong Kong Limited (the "HKEx") and the Nasdaq Global Select Market ("NASDAQ"). Our Board of Directors believes that it is advisable to adopt an official Chinese company name " " for our Company.

Vote Required and Board of Directors' Recommendation

        Approval of Proposal 1 requires the favorable vote of at least a two-thirds majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM. Broker non-votes and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR the adoption of an official Chinese company name for BeiGene, Ltd.

PROPOSAL 2

RESTATED ARTICLES

General

        Our Board of Directors has approved, declared advisable and is recommending that our shareholders approve the Restated Articles to amend our Existing Articles at the EGM. Details of the proposed amendments to the Existing Articles are set out below. The following discussion is qualified in its entirety by reference to the proposed Restated Articles, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Appendix A is marked to show the proposed changes that would be made.

Background

        Since August 8, 2018, our ordinary shares have been listed on the HKEx. In connection with the listing, we undertook to the HKEx to put forth resolutions to our shareholders at an EGM to be convened within four months of the consummation of the listing to amend certain provisions of our Existing Articles to comply with the HK Listing Rules, and we have received irrevocable undertakings from shareholders holding        % of shares entitled to vote at the EGM to approve the Restated Articles.

        The Existing Articles are available on the websites of the Company (www.beigene.com) and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk).

Description and Purpose of the Restated Articles

Shareholder Meeting Requisition

        To comply with the HK Listing Rules, in the proposed Restated Articles, we propose to amend our Existing Articles such that holders of one-tenth of voting rights of our issued share capital may requisition a general meeting of shareholders, compared to the simple majority requirement currently set out in our Existing Articles.

Director Appointment and Removal

        Paragraph 4(3) of Appendix 3 and paragraph 5(1) of Part B of Appendix 13 of the HK Listing Rules provide that directors may be removed at any time by ordinary resolution of the members. Under our Existing Articles, any director may be removed by a special resolution of the members. To comply with the HK Listing Rules, in the proposed Restated Articles, we propose to amend our Existing Articles such that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors, and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be sufficient to approve the appointment or removal of directors.

Director Compensation for Loss of Office or Retirement

        Paragraph 5(4) of Part B of Appendix 13 of the HK Listing Rules provides that the articles of association shall stipulate that the issuer in general meeting must approve the payment to any director or past director of any sum by way of compensation for loss of office or as consideration for or in connection with his or her retirement from office (not being a payment to which the director is contractually entitled). To comply with the HK Listing Rules, in the proposed Restated Articles, we propose to amend our Existing Articles such that any compensation for loss of office or as consideration in connection with a director's retirement (not being a payment to which he/she is contractually entitled) is subject to the approval of our shareholders at a general meeting.

Meeting Notice Requirement

        Paragraph 3(1) of Part B of Appendix 13 of the HK Listing Rules provides that the articles of association shall stipulate that any annual general meeting must be called by notice of at least 21 days, and that any other general meeting (including an extraordinary general meeting) must be called by notice of at least 14 days and the articles of association shall stipulate that the notice convening a meeting shall contain particulars of the resolutions to be considered at that meeting. The note to paragraph 3(1) of Part B of Appendix 13 of the HK Listing Rules further provides that the articles of association may provide that issuers may convene a general meeting on shorter notice than required under this provision or the companies' articles of association if it is agreed: (a) in the case of an annual general meeting, by all the members entitled to attend and vote at the meeting; and (b) in any other case, by a majority in number of the members having the right to attend and vote at the meeting, being a majority together representing at least 95% of the total voting rights at the meeting of all the members. To comply with the HK Listing Rules, in the proposed Restated Articles, we propose to amend our Existing Articles such that the notice period for any annual general meeting shall be at least 21 calendar days' advance notice and the notice period for any other general meeting shall be at least 14 calendar days' advance notice.

        The Restated Articles also contain consequential changes to the amendments described above, including but not limited to in relation to the numbering of the provisions of the Existing Articles.

General Effects of the Restated Articles

        Upon shareholder adoption of the Restated Articles, the Restated Articles will become effective immediately and will be filed with the Cayman Islands Registrar of Companies.

        We believe that the Restated Articles provide better protections for shareholders. Our ADSs will continue to trade on the NASDAQ Global Select Market under the symbol "BGNE", and our ordinary shares will continue to trade on the HKEx under the stock code "06160". In addition, we have been advised there will be no U.S. Federal income tax consequences as a result of the adoption of the Restated Articles.

Vote Required and Board of Directors' Recommendation

        Approval of Proposal 2 requires the favorable vote of at least a two-thirds majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM. Broker non-votes and abstentions with respect to Proposal 2 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR the adoption of the Restated Articles.

 PROPOSAL 3

GENERAL MANDATE TO ISSUE SHARES

        In order to give the Company the flexibility to issue ordinary shares and/or ADSs if and when appropriate and in accordance with Rule 13.36 of the HK Listing Rules, the Company proposes an ordinary resolution at the EGM to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such proposed ordinary resolution (i.e., a total of            ordinary shares on the basis that no further ordinary shares are issued or repurchased before the EGM) up to the next AGM of the Company (the "General Mandate to Issue Shares").

        The Board of Directors does not have any current plan to issue any new shares pursuant to the General Mandate to Issue Shares.

        The adoption of the General Mandate to Issue Shares is not conditioned on the shareholder approval of the Connected Person Placing Authorization described in Proposal 4.

Vote Required and Board of Directors' Recommendation

        Approval of Proposal 3 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM. Broker non-votes and abstentions with respect to Proposal 3 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.

 PROPOSAL 4

CONNECTED PERSON PLACING AUTHORIZATION

        As a bio-pharmaceutical company, the Company believes that efficient access to capital on a continuing basis is essential to funding the Company's business plans, and participation in capital raisings by biotech focused funds with deep industry knowledge (such as the Company's existing shareholders, Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders")), is often crucial to the success of capital raising transactions. In connection with the Company's listing on the HKEx in August 2018, the Company therefore applied for, and the HKEx granted, a waiver (the "Waiver") from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization (as defined below).

        In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the EGM to authorize the Company and its underwriters, at their sole discretion, to, in the Company's securities offerings, allocate to each of the Existing Shareholders, up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 3 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions: (the "Connected Person Placing Authorization")

          (1)   the Company will put forward Proposals 3 and 4 to its shareholders in the next general meeting following the HKEx listing, which will be convened within four months after its listing;

          (2)   the Connected Person Placing Authorization and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization;

          (3)   the Existing Shareholders shall abstain from voting on the Connected Person Placing Authorization;

          (4)   the Connected Person Placing Authorization is only valid to the extent the Existing Shareholders individually hold less than 50% of the then-outstanding share capital of the Company;

          (5)   any securities issued to the Existing Shareholders in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

          (6)   none of the Existing Shareholders shall be entitled to have representatives on the committee of the Board of Directors responsible for determining specific pricing of any offering;

          (7)   apart from the potential pro rata allocation, the Existing Shareholders will subscribe for securities on the same terms and conditions as all other placees in any offering and neither of the Existing Shareholders shall be entitled to any preferential treatment with respect to any offering conducted, and shall (among other things) be required to pay the same price for any securities offered as the other participants in the offering;

          (8)   the Company will put forward Proposals 3 and 4 to its shareholders at each subsequent annual general meeting after its listing on the HKEx; and

          (9)   the Company remains listed on the NASDAQ.

        Subject to the conditions above, if the Connected Person Placing Authorization is approved at the EGM, the Company and its underwriters will be able to, in the Company's securities offerings, place a pro rata amount of securities to the Existing Shareholders in connection with issuances of the Company's shares under a general mandate approved by the Company's shareholders, during an initial five-year period after the EGM, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of the Company. Our Board of Directors does not have any current plan to issue any new shares to the Existing Shareholders pursuant to the Connected Person Placing Authorization.

        As of September 30, 2018, the Existing Shareholders had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to section 336 of the Hong Kong Securities and Futures Ordinance ("SFO"):

Name of Shareholder	Capacity / Nature of interest	Number of Shares/ underlying shares	Approximate percentage of holding(1)
Julian C. Baker(2)	Beneficial interest / Interest in controlled corporations	161,880,677	21.0%
Felix J. Baker(2)	Beneficial interest / Interest in controlled corporations	161,880,677	21.0%
Baker Bros. Advisors (GP) LLC.(2)	Interest in controlled corporations	161,745,282	21.0%
Baker Bros. Advisors LP(2)	Interest in controlled corporations	161,745,282	21.0%
Baker Brothers Life Sciences Capital, L.P.(2)	Beneficial interest	145,425,622	18.9%
Hillhouse Capital Management Ltd.(3)	Interest in controlled corporations	76,563,367	9.9%
Gaoling Fund, L.P.(3)	Beneficial interest	58,995,800	7.7%

Notes:

(1)
The calculation is based on the total number of 771,063,184 ordinary shares in issue as of September 30, 2018.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP, which is the investment advisor with sole voting and investment power to 667, L.P. and Baker Brothers Life Sciences, L.P. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and Baker Bros. Advisors LP are deemed to be interested in the 16,319,660 Shares held by 667, L.P. and the 145,425,622 Shares held by Baker Brothers Life Sciences, L.P. Each of Julian C. Baker and Felix J. Baker further holds 92,326 Shares, and 43,069 Shares through FBB3 LLC, a controlled corporation.

(3)
(i) 58,995,800 Shares are held by Gaoling Fund, L.P.; (ii) 4,121,589 Shares are held by YHG Investment, L.P.; and (iii) 13,445,978 Shares are held by Hillhouse BGN Holdings Limited. Hillhouse Capital Management, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. and Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Capital Management, Ltd. is deemed to be interested in the 58,995,800 Shares held by Gaoling Fund, L.P., the 4,121,589 Shares held by YHG Investment, L.P. and the 13,445,978 Shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,445,978 Shares held by Hillhouse BGN Holdings Limited.

Vote Required and Board of Directors' Recommendation

        Approval of Proposal 4 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM and who are not Existing Shareholders. Broker non-votes and abstentions with respect to Proposal 4 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization.

 PROPOSAL 5

APPROVAL OF THE BEIGENE, LTD. SECOND AMENDED AND RESTATED 2016 SHARE OPTION AND INCENTIVE PLAN

Overview

        Our Board of Directors believes that share options and other share-based incentive awards play an important role in our success by encouraging and enabling our (and our subsidiaries') employees, officers, non-employee directors and consultants upon whose judgement, initiative and efforts we largely depend for the successful conduct of our business. Our Board of Directors anticipates that providing such persons with a direct equity stake in our Company will assure a closer identification of the interests of such individuals with those of our Company and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with our Company.

        On                        , 2018, our Board of Directors approved the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Incentive Plan, subject to shareholder approval (the "2016 Plan", and as amended, the "Second A&R 2016 Plan"). The Second A&R 2016 Plan includes the following key changes:

  •
  The Second A&R 2016 Plan increases the aggregate number of shares authorized for issuance under the 2016 Plan by 38,553,159 ordinary shares, or 5% of our outstanding shares as of September 30, 2018, from 121,270,613 ordinary shares (of which 19,646,274 shares were reserved and remained available for issuance as of September 30, 2018) to 159,823,772 ordinary shares. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Second A&R 2016 Plan or our 2011 Option Plan (the "2011 Plan"), shall be added back to the ordinary shares available for issuance under the Second A&R 2016 Plan; provided that (i) the shares reserved and remaining available for issuance under all of the Company's option schemes shall not exceed 10% of the issued share capital of the Company as of the effective date of the Second A&R 2016 Plan and (ii) where the Company cancels an option and issues a new option to the same grantee, the issue of such new option shall be made only to the extent that there are shares reserved and available for issuance excluding the cancelled option. If the Second A&R 2016 Plan, including the request to increase the share reserve by an additional 38,553,159 ordinary shares, is approved by shareholders, we will have approximately 58,199,433 ordinary shares available for grant after the EGM, which is based on 19,646,274 ordinary shares available for grant under the 2016 Plan at September 30, 2018 and the 38,553,159 shares proposed to be added.

  •
  Under the current 2016 Plan, the maximum value of all awards awarded under the 2016 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed US$500,000. Under the proposed Second A&R 2016 Plan, the maximum value of all awards awarded under the Second A&R 2016 Plan and all other cash compensation paid by the Company to any independent, non-employee director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under the Second A&R 2016 Plan and all other cash compensation paid by the Company to any new independent, non-employee director in the first calendar year of such director joining our Board of Directors. Although we are proposing these changes to the Second A&R 2016 Plan to permit flexibility in the future, we are making no changes to our current director compensation arrangements and have no current plans to make any changes. Under our existing Independent Director Compensation Policy, as previously disclosed in our Current Report on Form 8-K filed on June 8, 2018, with the SEC, independent directors are paid an annual cash retainer of US$50,000 and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, ranging from US$5,000 to US$22,500 per year, as specified in the policy. Additionally, independent directors are granted equity awards valued at US$300,000 in connection with their initial election or appointment to the Board of Directors, pro-rated in the first year of service, and annual equity awards valued at US$300,000 on the date of each annual meeting of shareholders. Each of the awards consists of one-half stock options and one-half restricted share units ("RSUs"), vesting on the earlier of the first anniversary of date of grant or the date of the next annual meeting of shareholders, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company.

  •
  The Second A&R 2016 Plan provides that dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that we do not pay dividends and do not anticipate doing so in the foreseeable future).

        The Second A&R 2016 Plan was designed to enhance the flexibility of the Compensation Committee of our Board of Directors (the "Compensation Committee") in granting share options and other awards to our (and our subsidiaries') officers, employees, non-employee directors and consultants and to ensure that we can continue to grant share options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. In August 2018, in accordance with the HK Listing Rules, our Board of Directors adopted the Amended and Restated 2016 Share Option and Incentive Plan to remove the "evergreen" feature from the 2016 Plan that provided for an automatic annual increase to the number of shares reserved under the 2016 Plan and to make other changes required by the HK Listing Rules. These amendments did not require shareholder approval.

        The increase of 38,553,159 ordinary shares, or 5% of our outstanding shares as of September 30, 2018, to the aggregate number of shares contemplated by the Second A&R 2016 Plan is intended to approximate the 5% increase that would have been added to the plan on January 1, 2019, had the evergreen remained in place. As the "evergreen" provision was removed, there will not be an automatic increase in the number of shares reserved under the 2016 Plan on January 1, 2019 or in future years. If the Second A&R 2016 Plan is not approved by our shareholders, the existing Amended and Restated 2016 Share Option and Incentive Plan will remain in effect and we currently anticipate that we will exhaust all the shares available for issuance under our 2016 Plan by mid-2019, and such shares could be exhausted sooner as we continue planned increases in headcount to support our business growth. A copy of the Second A&R 2016 Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

        If the Second A&R 2016 Plan is approved by our shareholders, the Company will make an application to the HKEx for the listing of the additional shares that will be issued under the Second A&R 2016 Plan.

        As of December 31, 2017, we have granted options, restricted share units, or RSUs, and restricted shares covering 101,414,629 ordinary shares under our 2016 Plan, of which 6,651,462 share options, nil RSUs and 300,000 restricted shares have expired, terminated or forfeited, and of which 1,667,430 options have been exercised, nil ordinary shares were issued upon settlement of vested RSUs and 268,750 restricted shares were vested. The number of options, RSUs and restricted shares outstanding under the 2016 Plan as of December 31, 2017 was 90,251,295, 1,469,442 and 806,250, respectively, and there were 2,090,472 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise).

        As of September 30, 2018, we have granted options, RSUs and restricted shares covering 120,148,890 ordinary shares under our 2016 Plan, of which 12,552,514 share options, 408,915 RSUs and

418,750 restricted shares have expired or terminated, and of which 9,984,194 options have been exercised, 440,414 ordinary shares were issued upon settlement of vested RSUs and 656,250 restricted shares were vested. The number of options, RSUs and restricted shares outstanding under the 2016 Plan as of September 30, 2018 was 84,826,614; 10,561,239; and 300,000, respectively, and there were 19,646,274 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise). A total of 771,063,184 ordinary shares were outstanding as of September 30, 2018. The weighted average exercise price of all share options outstanding as of September 30, 2018 under our 2016 Plan was US$4.25. The weighted average remaining life of all share options outstanding as of September 30, 2018 under our 2016 Plan was 8.6 years.

        As of September 30, 2018, we have granted options and RSUs covering 1,967,459 ordinary shares under our Amended and Restated 2018 Inducement Equity Plan (the "2018 Inducement Plan"), of which nil share options and 21,593 RSUs have expired or terminated, and of which nil options have been exercised and nil ordinary shares were issued upon settlement of vested RSUs. The number of options and RSUs outstanding under the 2018 Inducement Plan as of September 30, 2018 was 79,404; and 1,866,462, respectively, and there were 10,054,134 ordinary shares available for grant under the 2018 Inducement Plan, not including any shares that might in the future be added back to the shares available for issuance under 2018 Inducement Plan as a result of forfeiture, cancellation, hold-back, reacquisition, expiration or other termination (other than by exercise). A total of 771,063,184 ordinary shares were outstanding as of September 30, 2018. The weighted average exercise price of all share options outstanding as of September 30, 2018 under our 2018 Inducement Plan was US$13.66. The weighted average remaining life of all share options outstanding as of September 30, 2018 under our 2018 Inducement Plan was 9.9 years.

        Proposal 5 seeks shareholder approval of the Second A&R 2016 Plan.

SUMMARY OF THE MATERIAL FEATURES OF THE SECOND A&R 2016 PLAN

        While our Board of Directors is aware of and has considered the potential dilutive effect of additional awards and option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the 2016 Plan, including the increase in available shares contemplated by the Second A&R 2016 Plan, is consistent with our executive compensation philosophy and the compensatory practices of other biotechnology companies in our peer group. The exercise price of any option grants under the Second A&R 2016 Plan will be at the greater of (x) the fair market value of our ordinary shares on the close of business on the date such option is granted, based on the closing price of our ADSs on the NASDAQ, and (y) the average closing price of our ordinary shares over the preceding five trading days, based on the closing price of our ADSs on the NASDAQ. Furthermore, since our Board of Directors typically grants awards to employees that vest over a four-year period, employees must generally remain with our Company in order to reap the potential benefits of their awards.

        The following material features of the Second A&R 2016 Plan are designed to protect our shareholders' interests and to reflect corporate governance best practices, including:

  •
  Maximum Number of Shares.  The maximum number of ordinary shares to be issued under the Second A&R 2016 Plan is 115,034,127 as of September 30, 2018 (of which 19,646,274 shares were reserved and remained available for issuance as of September 30, 2018), plus such additional shares as may be carried over from the 2011 Plan pursuant to the terms of the Second A&R 2016 Plan. Notwithstanding the foregoing, in accordance with the HK Listing Rules and the terms of the Second A&R 2016 Plan, the maximum number of ordinary shares that may be issued under the Second A&R 2016 Plan, our 2018 Inducement Plan and our 2018 Second Amended and Restated Employee Share Purchase Plan may not exceed 10% of the issued share capital as of the effective date of the Second A&R 2016 Plan.

  •
  Flexibility in designing equity compensation schemes.  The Second A&R 2016 Plan allows us to provide a broad array of equity incentives, including awards of share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, dividend equivalent rights, and cash-based awards.

  •
  Maximum Individual Limit.  Unless approved by the Company's shareholders, in accordance with the HK Listing Rules and the terms of the Second A&R 2016 Plan, the total number of ordinary shares issued and to be issued upon the exercise of share options granted under the Second A&R 2016 Plan and any other plan of the Company to an individual grantee within any 12-month period shall not exceed 1% of the ordinary shares in issue at the date of any such grant.

  •
  Limited vesting acceleration.  Subject to limited exceptions, the Second A&R 2016 Plan provides that the vesting of awards may only be accelerated upon death, disability, retirement, termination of employment or a change in control (including a sale event).

  •
  Repricing is not allowed.  The exercise price of share options and share appreciation rights will not be decreased in any manner without shareholder approval.

  •
  Shareholder approval is required for additional shares.  Any additional increase to the maximum share reserve in the Second A&R 2016 Plan is subject to approval by our shareholders, allowing our shareholders the ability to have a say on our equity compensation programs.

  •
  No Current Dividends Paid for Unearned Performance-Based Awards.  Dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that we do currently not pay dividends and do not anticipate doing so in the foreseeable future).

  •
  Broad-based eligibility for equity awards.  We grant equity awards to substantially all of our employees. By doing so, we tie our employees' interests with shareholder interests and motivate our employees to act as owners of the business.

  •
  Plan Expiration.  The Second A&R 2016 Plan will expire on                        , 2028.

        Based solely on the closing price of our ADSs as reported by NASDAQ on September 28, 2018 and the maximum number of ordinary shares that would have been available for future awards under the 2016 Plan as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Second A&R 2016 Plan is US$771,008,181. The ordinary shares underlying any awards under the Second A&R 2016 Plan or the 2011 Plan that are forfeited, cancelled, held back upon exercise or settlement to satisfy the exercise price or tax withholding, reacquired prior to vesting, or are otherwise terminated (other than by exercise) are added back to the ordinary shares available for issuance under the Second A&R 2016 Plan.

Rationale for Share Increase

        Given our increased headcount and our continued efforts to develop and commercialize our product portfolio, which will require further expansion of our organizational structure, the share increase contemplated by the Second A&R 2016 Plan is critical to our ongoing effort to build shareholder value. We currently anticipate that we may exhaust all the shares available for issuance under our 2016 Plan by mid-2019 if the Second A&R 2016 Plan is not approved (and such shares may be exhausted sooner if we continue to increase the size of our organization, including increases in headcount).

        In August 2018, in accordance with the HK Listing Rules, we removed the "evergreen" feature that provided for an automatic annual increase of 5% of our outstanding ordinary shares to the number of shares reserved under the 2016 Plan. The increase of 38,553,159 shares, or 5% of our outstanding shares as of September 30, 2018, to the aggregate number of shares contemplated by the Second A&R 2016 Plan is intended to approximate the 5% increase that would have been added on January 1, 2019, had the evergreen remained in place. As the "evergreen" provision was removed, there will not be an automatic increase in the number of shares reserved under the 2016 Plan on January 1, 2019 or in future years.

        Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees' compensation. We operate in an industry and in geographies where there is an incredibly competitive market for the hiring and retention of a talented workforce, which we believe is critical for our success. Our Compensation Committee and Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

        We attempt to manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting only the appropriate number of equity incentive awards that it believes is necessary to attract, reward, and retain employees. Our "burn rate", as detailed below, has been higher than some of our peers in recent years due to the tremendous growth in our employee workforce, which increased from approximately 321 employees in 2016 to over 1,700 employees today. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.

Employee Growth

        Since the beginning of 2016, our employee workforce has increased by approximately 885%, from 192 employees at December 31, 2015 to more than 1,700 employees as of September 30, 2018. Given that we grant equity awards to substantially all of our employees, this has substantially stressed the availability of shares under our equity plans. The following table sets forth the increase in the number of employees for each of the last two fiscal years:

	2017	2016
Number of Employees (beginning of year)	321	192
Number of Employees (end of year)	900	321
Total Number of New Employees (net)	579	129
Percentage Increase	280.1%	167.2%

Burn Rate

        The following table sets forth information regarding historical awards granted and earned for the 2016 and 2017 period, and the corresponding burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted average ordinary shares outstanding for that year, for each of the last two fiscal years:

	2017	2016
Share Options Granted	62,085,462	38,921,219
Time-Based Full-Value Shares and Units Granted	1,769,442	1,075,000
Total Awards Granted(1)	63,854,904	39,996,219
Weighted average ordinary shares outstanding during the fiscal year	543,185,460	403,619,446
Annual Burn Rate	11.8%	9.9%
Two-Year Average Burn Rate	11.0%

(1)
Total Awards Granted represents the sum of Share Options Granted and Time-Based Full-Value Shares Granted.

        If the Second A&R 2016 Plan, including the request to increase the share reserve by an additional 38,553,159 ordinary shares, is approved by shareholders, we will have approximately 58,199,433 ordinary shares available for grant after the EGM, which is based on 19,646,274 ordinary shares available for grant under the 2016 Plan at September 30, 2018 and the 38,553,159 shares subject to this proposal. Our Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires, projected annual equity awards in 2019 to existing employees, and an assessment of the magnitude of increase that our shareholders would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate our employees through mid-2020, although it is possible that we will exhaust the share pool sooner if we continue to expand our workforce to support our growing business at a rate higher than we currently expect.

Summary of the Second A&R 2016 Plan

        The following is a summary of certain significant features of the Second A&R 2016 Plan. This summary is subject to the specific provisions contained in the full text of the Second A&R 2016 Plan set forth in Appendix B to this Proxy Statement.

        The Second A&R 2016 Plan provides us with flexibility to use various equity-based incentive and other awards as compensation tools to motivate our workforce. These tools include share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, and dividend equivalent rights.

        The ordinary shares we issue pursuant to awards granted under the Second A&R 2016 Plan are authorized but unissued ordinary shares or ordinary shares that we reacquire. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Second A&R 2016 Plan and the 2011 Plan will be added back to the ordinary shares available for issuance under the Second A&R 2016 Plan.

        The Second A&R 2016 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Second A&R 2016 Plan. Full and part-time officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Compensation Committee are eligible to participate in the Second A&R 2016 Plan. As of September 30, 2018, approximately 1,276 individuals were eligible to participate in the Second A&R 2016 Plan, which included five executive officers, 1,262 employees who are not officers, and eight non-employee directors. The Compensation Committee may delegate to the chairman of the Compensation Committee all or part of the Compensation Committee's authority and duties with respect to granting awards and to our chief executive officer or chief financial officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the U.S. Securities Exchange Act.

        The Second A&R 2016 Plan permits the granting of options to purchase ordinary shares that are not intended to qualify as incentive share options under Section 422 of the Internal Revenue Code, as amended ("the Code"). The exercise price of each share option will be determined by the Compensation Committee but may not be less than the higher of (i) the fair market value of our ordinary shares on the date of grant and (ii) the average fair market value of the ordinary shares for the five business days immediately preceding the date of grant, each as determined by reference to the closing price of our ADSs on the NASDAQ. The term of each share option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised.

        The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as it may determine. Share appreciation rights entitle the recipient to ordinary shares, or cash, equal to the value of the appreciation in our share price over the exercise price. The exercise price of each share appreciation right may not be less than 100% of fair market value of the shares on the date of grant to a grantee who is subject to U.S. tax.

        The Compensation Committee may award restricted shares or restricted share units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or service with us through a specified vesting period. The Compensation Committee may also grant ordinary shares that are free from any restrictions under the Second A&R 2016 Plan. Unrestricted ordinary shares may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant.

        The Compensation Committee may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient held a specified number of ordinary shares.

        The Second A&R 2016 Plan provides that, upon the effectiveness, of a "sale event," as defined in the Second A&R 2016 Plan, the successor entity may assume, continue or substitute for outstanding awards, as appropriately adjusted. To the extent that awards are not assumed or continued or substituted by the successor entity, all awards granted under the Second A&R 2016 Plan shall terminate. In connection with such termination, all options and share appreciation rights shall become fully exercisable and all other awards with time-based vesting conditions will become fully vested and all awards with performance conditions may become fully vested. In addition, in connection with the termination of the Second A&R 2016 Plan upon a sale event, we may make or provide for a cash payment to participants holding options and share appreciation rights, equal to the difference between the per share cash consideration payable to shareholders in the sale event and the exercise price of the options or share appreciation rights and we may make or provide for a similar payment to participants under other awards.

        The Board of Directors may amend or discontinue the Second A&R 2016 Plan and the Compensation Committee may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may adversely affect rights under an award without the holder's consent. Certain amendments to the Second A&R 2016 Plan, such as any increase to the number of ordinary shares that may be made available for awards, may require the approval of our shareholders.

        The Board of Directors approved the Second A&R 2016 Plan on                        , 2018, and the Second A&R 2016 Plan shall become effective on the date it is approved by shareholders. No awards may be granted under the Second A&R 2016 Plan after                        , 2028. If the Second A&R 2016 Plan is not approved by shareholders, the 2016 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

NEW PLAN BENEFITS

        Because the grant of awards under the Second A&R 2016 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the Second A&R 2016 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Second A&R 2016 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2017: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options
			RSUs
	Average Exercise Price per Ordinary Share (US$)(1)
Name and Position		Number of Ordinary Shares	Dollar Value (US$)(2)	Number of Ordinary Shares
John V. Oyler, Founder, Chief Executive Officer and Chairman	7.70	935,000	3,963,123	515,000
Howard Liang, Chief Financial Officer and Chief Strategy Officer	3.46	1,250,000	—	—
Amy Peterson, Chief Medical Officer, Immuno-oncology	3.49	1,016,178	—	—
Jane Huang, Chief Medical Officer, Hematology	3.49	980,465	—	—
Ji Li, Former Executive Vice President, Global Head of Business Development(3)	3.49	750,000	—	—
All current executive officers, as a group	4.28	4,931,643	3,963,123	515,000
All current non-employee directors, as a group	2.93	1,889,944	3,155,108	410,000
All employees who are not executive officers, as a group	3.73	54,818,443	3,979,091	544,442

(1)
The average exercise price was calculated using a weighted average basis.

(2)
The amount shown in this column was calculated by multiplying the number of RSUs by the fair market value on the date of grant.

(3)
Dr. Ji Li, our former Executive Vice President, Global Head of Business Development, is no longer with our Company.

Equity Compensation Plan Information

        The following table contains information about our equity compensation plans as of December 31, 2017.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	91,720,736	(1)	US$	3.27	2,090,472	(2)
Equity compensation plans not approved by security holders	36,751,603	(3)		0.43	—	(4)

Total	128,472,339			—	2,090,472

(1)
Reflects shares to be issued pursuant to outstanding awards under our 2016 Plan.

(2)
As of December 31, 2017, 2,090,472 ordinary shares were available for grant under the 2016 Plan. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under our 2011 Option Plan, as amended (the "2011 Plan") and 2016 Plan. Our 2016 Plan previously contained an "evergreen" provision under which an aggregate of up to 5% of our outstanding shares was added to the number of shares authorized under the plan on January 1st of each year. On January 1, 2018, an aggregate of 29,603,616 ordinary shares were added to the 2016 Plan pursuant to an evergreen provision in the 2016 Plan, which shares are not reflected in the number of shares available for issuance under the 2016 Plan in the table above. In August 2018, this "evergreen" provision was removed from the 2016 Plan in connection with the listing of our ordinary shares on the HKEx, as required by the HK Listing Rules.

(3)
Includes 21,550,936 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan, and 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans.

(4)
As of December 31, 2017, no shares were available for grant under our 2011 Plan.

        The following table contains information about our equity compensation plans as of September 30, 2018.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	95,387,853	(1)	US$	4.25	23,146,274	(2)
Equity compensation plans not approved by security holders	36,166,110	(3)		0.46	10,054,134	(4)

Total	131,553,963			—	33,200,408

(1)
Reflects shares to be issued pursuant to outstanding awards under our 2016 Plan.

(2)
As of September 30, 2018, 19,646,274 ordinary shares were available for grant under the 2016 Plan and 3,500,000 ordinary shares were available for grant under our Amended and Restated 2018 Employee Share Purchase Plan (the "2018 ESPP"). The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under our 2011 Plan and 2016 Plan. Our 2016 Plan and 2018 ESPP previously contained an "evergreen" provision under which an aggregate of up to 5% of our outstanding shares (for the 2016 Plan) and 0.5% of our outstanding shares (for the 2018 ESPP) was added to the number of shares authorized under the plan on January 1st of each year. On January 1, 2018, an aggregate of 29,603,616 ordinary shares were added to the 2016 Plan pursuant to this evergreen provision. In August 2018, this "evergreen" provision was removed from the 2016 Plan and 2018 ESPP in connection with the listing of our ordinary shares on the HKEx, as required by the HK Listing Rules.

(3)
Includes (i) 19,019,577 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan, (ii) 1,945,866 ordinary shares to be issued pursuant to outstanding options and RSUs under our 2018 Inducement Plan, and (iii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans.

(4)
As of September 30, 2018, 10,054,134 ordinary shares were available for grant under the 2018 Inducement Plan.

Tax Aspects Under the U.S. Code

        The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Second A&R 2016 Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Second A&R 2016 Plan, nor does it describe foreign, state or local tax consequences.

        Share Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the ordinary shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

        Other Awards.    The Company generally will be entitled to a tax deduction in connection with an award under the Second A&R 2016 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

        Parachute Payments.    The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on Deductions.    Under Section 162(m) of the Code, assuming that such section were applicable, the Company's deduction for certain awards under the Second A&R 2016 Plan may be limited to the extent that any "covered employee" (within the meaning of Section 162(m) of the Code) receives compensation in excess of US$1 million a year.

Vote Required and Board of Directors' Recommendation

        The approval of Proposal 5 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy. Broker non-votes and abstentions with respect to Proposal 5 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR approval of the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Incentive Plan.

PROPOSAL 6

APPROVAL OF THE BEIGENE, LTD. SECOND AMENDED AND RESTATED 2018 EMPLOYEE
SHARE PURCHASE PLAN

General

        On                        , 2018, our Board of Directors approved the BeiGene, Ltd. Second Amended and Restated 2018 Employee Share Purchase Plan (the "Second A&R 2018 ESPP"), subject to shareholder approval. We are seeking shareholder approval of the Second A&R 2018 ESPP to increase the maximum number of ordinary shares that will be made available for sale thereunder by 3,855,315 shares, or 0.5% of our outstanding shares as of September 30, 2018. When the BeiGene, Ltd. 2018 Employee Share Purchase Plan (the "2018 ESPP") was adopted and approved by our stockholders in June 2018, the 2018 ESPP had a maximum number of shares available for sale of 3,500,000 ordinary shares. As of September 30, 2018, 3,500,000 ordinary shares remained available for future issuance under the 2018 ESPP, as the first offering period commenced on September 4, 2018 and has not yet been completed.

        In August 2018, in accordance with the HK Listing Rules, our Board of Directors adopted theAmended and Restated 2018 Employee Share Purchase Plan to remove the "evergreen" feature from the 2018 ESPP that provided for an automatic annual increase of 0.5% of our outstanding ordinary shares to the number of shares reserved under the 2018 ESPP and to make other changes required by the HK Listing Rules. These amendments did not require shareholder approval. The increase to the aggregate number of shares contemplated by the Second A&R 2018 ESPP is intended to approximate the 0.5% increase that would have been added on January 1, 2019, had the evergreen remained in place. As the "evergreen" provision was removed, there will not be an automatic increase to the number of shares reserved under the 2018 ESPP on January 1, 2019 or in future years.

        Our Board of Directors believes it is in the best interests of the Company and our shareholders to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Second A&R 2018 ESPP, encouraging them to remain in our employ and more closely aligning their interests with those of our shareholders.

        The Second A&R 2018 ESPP, which is a discretionary employee share purchase scheme of the Company and does not involve the grant of incentive options over new ordinary shares or other new securities issued by the Company, does not constitute a share option scheme as defined in Chapter 17 of the HK Listing Rules.

        The following summary of certain major features of the Second A&R 2018 ESPP is subject to the specific provisions contained in the full text of the Second A&R 2018 ESPP set forth in Appendix C to this Proxy Statement and is incorporated herein by reference.

        Our Board of Directors believes it is in the best interest of the Company and our shareholders that the Second A&R 2018 ESPP be approved. Shareholders are requested in this Proposal 5 to approve the Second A&R 2018 ESPP. If the Second A&R 2018 ESPP is not approved by shareholders, the existing Amended and Restated 2016 Share Option and Incentive Plan will remain in effect, and it is possible that we would need to terminate the plan if additional shares are not authorized by shareholders prior to exhausting the current authorization.

        The Second A&R 2018 ESPP allows eligible employees to purchase our ordinary shares (including in the form of ADSs) at a 15% discount to the market price of our ordinary shares or ADSs. Employees purchase our ordinary shares or ADSs at the end of an offering period using funds deducted from their payroll during the offering period. The Second A&R 2018 ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in our success.

        If the Second A&R 2018 ESPP is approved by our shareholders, the Company will make an application to the HKEx for the listing of the additional shares that will be issued under the Second A&R 2018 ESPP.

Summary of the Second A&R 2018 ESPP

        Administration.    The Second A&R 2018 ESPP is administered under the direction of the Compensation Committee, which has authority to interpret the provisions of the Second A&R 2018 ESPP and to make all other determinations necessary or advisable in administering it.

        Eligibility.    All employees of the Company and participating subsidiaries who have completed at least six months of employment at the beginning of each offering period are eligible to participate in the Second A&R 2018 ESPP, other than employees who would own 5% or more of the voting power of our ordinary shares after exercising their rights to purchase shares under the Second A&R 2018 ESPP. As of September 30, 2018, approximately 971 employees would have been eligible to participate in the Second A&R 2018 ESPP.

        Shares Available for Issuance.    Assuming the Second A&R 2018 ESPP is approved by our shareholders at the EGM, 7,355,315 ordinary shares will be available for issuance under the Second A&R 2018 ESPP.

        Participation.    To participate in the Second A&R 2018 ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 10% of his or her "eligible earnings" (i.e. , gross cash compensation, including regular base pay (including overtime pay and commissions, to the extent determined by the Compensation Committee), but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gain on the exercise of share options, and similar items) for each full payroll period in the offering period. To ensure that U.S. Internal Revenue Service share limitations are not exceeded, no individual participant may be granted the right under the 2018 ESPP to purchase ordinary shares (including in the form of ADSs) that accrues at a rate which exceeds US$25,000 of fair market value of such shares for any calendar year, determined as of the grant date.

        Purchases.    Eligible employees enroll in an offering period (which generally will begin on each March 1 and September 1 and last for six months unless otherwise determined by our Compensation Committee in advance) during the open enrollment period prior to the start of that offering period.

        Shares are purchased at a price equal to 85% of the fair market value of our ordinary shares on either the first business day of the offering period or the last business day of the offering period, whichever is lower. The closing price of our ADSs on October 25, 2018, as quoted on the NASDAQ was US$          per ADS, or US$          per ordinary share.

        Termination of Employment.    If a participating employee voluntarily resigns or is terminated by us prior to the last day of an offering period, the employee's option to purchase terminates and the cash amount in the employee's account is returned to the employee.

        Adjustments Upon Change in Capitalization.    In the event of a recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend, or similar event, the number and kind of shares that may be purchased under the Second A&R 2018 ESPP will be adjusted proportionately such that the proportionate interest of participating employees remains the same, to the extent practicable. In the event of a change in control, each outstanding option will be assumed or an equivalent option will be substituted. In the event outstanding options are not assumed or substituted, the offering period with respect to which such outstanding option relates will be shortened by setting a new exercise date prior to the date of the change in control.

        Participation Adjustment.    If the number of unsold shares that are available for purchase under the Second A&R 2018 ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds remaining in a participating employee's account after such exercise are refunded to the employee, without interest.

        Amendment.    Our Board of Directors may amend the Second A&R 2018 ESPP at any time and in any respect. However, without the approval of our shareholders, no amendment may (i) increase the number of shares that may be issued under the Second A&R 2018 ESPP or (ii) change the class of employees eligible to receive options under the 2018 ESPP, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Internal Revenue Code.

        Termination.    Our Board of Directors may terminate the Second A&R 2018 ESPP at any time and for any reason or for no reason.

        U.S. Federal Income Tax Consequences.    The Second A&R 2018 ESPP, and the rights of participating employees to make purchases thereunder, is intended to qualify for treatment under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Second A&R 2018 ESPP are sold or otherwise disposed of.

        Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

  (i)
  the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

  (ii)
  an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

        Any additional gain will be treated as long-term capital gain.

        If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

        We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to us.

        The foregoing tax discussion is a general description of certain expected U.S. federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Second A&R 2018 ESPP.

        New Plan Benefits.    Participation in the Second A&R 2018 ESPP is at the election of each eligible employee and the amounts received by a participant under the Second A&R 2018 ESPP depend on the fair market value of our ordinary shares and ADSs on future dates. Therefore, the benefits or number of ordinary shares or ADSs that will be received by any participant if the Second A&R 2018 ESPP is approved are not currently determinable.

Vote Required and Board of Directors' Recommendation

        Approval of Proposal 6 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM. Broker non-votes and abstentions with respect to Proposal 6 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

        The Board of Directors recommends that shareholders vote FOR approval of the BeiGene, Ltd. Second Amended and Restated 2018 Employee Share Purchase Plan.

 TRANSACTION OF OTHER BUSINESS

        The Board of Directors knows of no other matters that will be presented for consideration at the EGM as of the date of this Proxy Statement. If any other matters are properly brought before the EGM, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgement.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of September 30, 2018, by:

  •
  each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.

        The table lists applicable percentage ownership based on 771,063,184 ordinary shares outstanding as of September 30, 2018 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and RSUs that will vest within 60 days of September 30, 2018 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person's ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

        Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Entities affiliated with Baker Bros. Advisors LP(1)	161,513,646	20.9%
FMR LLC(2)	77,169,208	10.0
Entities affiliated with Hillhouse Capital Management, Ltd.(3)	76,563,367	9.9
Entities affiliated with Wellington Management Group LLP(4)	49,576,878	6.4
Named Executive Officers and Directors
John V. Oyler(5)	73,261,831	9.4%
Xiaobin Wu(6)	277,745	*
Howard Liang(7)	4,928,680	*
Amy Peterson(8)	1,355,391	*
Jane Huang(9)	1,250,535	*
Ji Li(10)		*
Timothy Chen(11)	477,072	*
Donald W. Glazer(12)	4,406,466	*
Michael Goller(13)	66,664	*
Ranjeev Krishana(14)	66,664	*
Thomas Malley(15)	928,488	*
Jing-Shyh (Sam) Su	—	—
Xiaodong Wang(16)	17,743,157	2.3
Qingqing Yi(17)	66,664	*
All Directors and Executive Officers as a Group (13 persons)(18)	104,829,357	13.2%

(1)
Based solely on a Form 4 filed by Baker Bros. Advisors LP; 667, L.P.; Baker Bros. Advisors (GP) LLC; Felix J. Baker and Julian C. Baker on August 6, 2018 and a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker, Julian C. Baker and FBB3 LLC on August 1, 2018, consists of (i) 16,319,660 ordinary shares held by 667, L.P., (ii) 144,972,174 ordinary shares held by Baker Brothers Life Sciences, L.P. (collectively, "Baker Funds"), and (iii) 92,326 ordinary shares held by Julian C. Baker, and (iv) 92,326 ordinary shares held by Felix J. Baker. Baker Bros. Advisors LP is the investment advisor to Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. The managing members of Baker Bros. Advisors (GP) LLC are Julian C. Baker and Felix J. Baker. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 667 Madison Avenue, 21st Floor, New York, NY 10065.

(2)
Based solely on a disclosure of interest form filed by FMR LLC on August 8, 2018 with the HKEx and a Schedule 13G/A filed by FMR LLC on February 13, 2018. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)
Based solely on a disclosure of interest form filed by Hillhouse Capital Management, Ltd. on August 8, 2018 with the HKEx, consists of (i) 58,995,800 ordinary shares held by Gaoling Fund, L.P., (ii) 4,121,589 ordinary shares held by YHG Investment, L.P., and (iii) 13,445,978 ordinary shares held by Hillhouse BGN Holdings Limited. Hillhouse Capital Management, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. and Hillhouse Fund II, L.P., which owns BGN Holdings Limited. The registered address of Hillhouse Capital Management, Ltd. is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY1-9008.

(4)
Based solely on a Schedule 13G filed by Wellington Management Group LLP on February 8, 2018. Wellington Management Group LLP is deemed to be the beneficial owner of 49,576,878 ordinary shares, with respect to which it reported shared voting power over 36,105,654 ordinary shares and shared dispositive power over 49,576,878 ordinary shares. The securities reported by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers, are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

(5)
Consists of (i) 16,270,707 ordinary shares held directly by Mr. Oyler; (ii) 9,063,705 shares issuable to Mr. Oyler upon exercise of share options exercisable within 60 days after September 30, 2018; (iii) 10,000,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iv) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler's father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (v) 7,952,787 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler's father is a trustee, for which Mr. Oyler disclaims beneficial ownership; and (vi) 29,872,444 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, for which Mr. Oyler's father is a trustee, for which Mr. Oyler disclaims beneficial ownership.

(6)
Consists of (i) 225,745 ordinary shares held directly by Dr. Wu; and (ii) 52,000 ordinary shares held by Dr. Wu's spouse.

(7)
Consists of 4,928,680 ordinary shares issuable to Dr. Liang upon exercise of share options exercisable within 60 days after September 30, 2018.

(8)
Consists of (i) 150,005 ordinary shares held directly by Dr. Peterson and (ii) 1,205,386 ordinary shares issuable to Dr. Peterson upon exercise of share options exercisable within 60 days after September 30, 2018.

(9)
Consists of (i) 227,057 ordinary shares held directly by Dr. Huang and (ii) 1,023,478 ordinary shares issuable to Dr. Huang upon exercise of share options exercisable within 60 days after September 30, 2018.

(10)
Consists of          ordinary shares held directly by Dr. Li. Dr. Li, our former Executive Vice President, Global Head of Business Development, is no longer with our Company.

(11)
Consists of 477,072 ordinary shares issuable to Mr. Chen upon exercise of share options exercisable within 60 days after September 30, 2018.

(12)
Consists of (i) 4,301,642 ordinary shares held directly by Mr. Glazer; (ii) 38,160 ordinary shares held by Mr. Glazer's spouse and (iii) 66,664 ordinary shares issuable to Mr. Glazer upon exercise of share options exercisable within 60 days after September 30, 2018.

(13)
Consists of 66,664 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable within 60 days after September 30, 2018.

(14)
Consists of 66,664 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable within 60 days after September 30, 2018.

(15)
Consists of (i) 390,000 ordinary shares held directly by Mr. Malley and (ii) 538,488 ordinary shares issuable to Mr. Malley upon exercise of share options exercisable within 60 days after September 30, 2018.

(16)
Consists of (i) 7,526,966 ordinary shares held directly by Dr. Wang; (ii) 4,991,819 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable within 60 days after September 30, 2018; (iii) 224,372 ordinary shares held in a UTMA account for Dr. Wang's minor child, for which Dr. Wang disclaims beneficial ownership; and (iv) 5,000,000 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang's wife is a trustee, for which Dr. Wang disclaims beneficial ownership.

(17)
Consists of 66,664 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable within 60 days after September 30, 2018.

(18)
Includes 22,495,284 ordinary shares issuable upon exercise of options within 60 days of September 30, 2018. Does not include ordinary shares held by Dr. Li, our former Executive Vice President, Global Head of Business Development.

 DELIVERY OF PROXY MATERIALS

        Copies of this Proxy Statement are available from the Company without charge upon written request of a shareholder. Copies of this Proxy Statement are also available online through the SEC at www.sec.gov and on our website at www.beigene.com under "Investors—NASDAQ investors" and "—HKEX investors." The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company's investor relations department at BeiGene, Ltd., c/o BeiGene USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.

Appendix A

THE COMPANIES LAW (~~2013 REVISION~~AS AMENDED) OF THE

CAYMAN ISLANDS COMPANY LIMITED BY SHARES ~~FOURTH~~

FIFTH AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BEIGENE, LTD.

(Adopted by special resolution passed on ~~January 14, 2016 and effective on February 8, 2016 immediately prior to the completion of the Company's initial public offering of its ordinary shares represented by American Depositary Shares~~, [    •    ] 2018)

THE COMPANIES LAW (~~2013 REVISION~~AS AMENDED) OF THE

CAYMAN ISLANDS COMPANY LIMITED BY SHARES ~~FOURTH~~

FIFTH AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

BEIGENE, LTD.

(Adopted by special resolution passed on ~~January 14, 2016 and effective on February 8, 2016 immediately prior to the completion of the Company's initial public offering of its ordinary shares represented by American Depositary Shares~~[    •    ], 2018)

1
The English name of the Company is BeiGene, Ltd and the Chinese name of the Company is

.

2
The Registered Office of the Company shall be at the offices of Mourant ~~Ozannes Corporate~~Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Companies Law.

5
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6
The liability of each Member is limited to the amount, if any, unpaid on such Member's shares.

7
The authorised share capital of the Company is US$1,000,000 divided into (i) 9,500,000,000 ordinary shares of a par value of US$0.0001 each and (ii) 500,000,000 shares of a par value of US$0.0001 each of such a class or classes (howsoever designated) as the Board of Directors may determine in accordance with Article 9 and 10 of the Articles of Association provided always that subject to the Companies Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8
The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

9
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

 THE COMPANIES LAW (~~2013 REVISION~~AS AMENDED) OF

THE CAYMAN ISLANDS COMPANY LIMITED

BY SHARES

~~FOURTH~~FIFTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

BEIGENE, LTD.

(Adopted by special resolution passed on ~~January 14, 2016 and effective on February 8, 2016 immediately prior to the completion of the Company's initial public offering of its ordinary shares represented by American Depositary Shares~~[    •    ] 2018)

INTERPRETATION

1.
In these Articles Table A in the First Schedule to the Law does not apply and, unless there is something in the subject or context inconsistent therewith:

ADS	means an American Depositary Share representing the Ordinary Shares.
Articles	means these articles of association of the Company as amended from time to time.
~~Articles Effectiveness Date~~	~~means February 8, 2016, the date upon which these Articles become effective.~~
Auditor	means the person for the time being performing the duties of auditor of the Company (if any).
Board or Board of Directors or Directors	means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.
Cayman Islands	means the Cayman Islands, a British Overseas Territory.
Chairman	means the chairman of the Board.
Class or Classes	means any class or classes of Shares as may from time to time be issued by the Company.
Class I	means the group of Directors that serves until the first annual general meeting following the ~~Articles~~ Effectiveness Date and for each successive three year term thereafter.
Class II	means the group of Directors that serves until the second annual general meeting following the ~~Articles~~ Effectiveness Date and for each successive three year term thereafter.
Class III	means the group of Directors that serves until the third annual general meeting following the ~~Articles~~ Effectiveness Date and for each successive three year term thereafter.
Commission	means the United States of America Securities and Exchange Commission or any other federal agency for the time being administering the Securities Act.

Company	means the above named company.
Company's Website	means the main corporate and investor relations website of the Company, the address or domain name of which has been notified to Members.
Designated Stock Exchanges

means The NASDAQ Stock Market LLC in the United States for so long as the Company's Shares or ADSs are there listed, The Hong Kong Stock Exchange Limited for so long as the Company's Shares or ADSs are there listed and any other stock exchange on which the Company's Shares or ADSs are listed for trading.

Designated Stock Exchange Rules	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares or ADSs on the Designated Stock Exchanges.
Directors	means the directors for the time being of the Company.
Effectiveness Date	means February 8, 2016.
Electronic Record	has the same meaning as in the Electronic Transactions Law.
electronic communication

means electronic posting to the Company's Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved upon by vote of the Board of Directors.

Electronic Transactions Law	means the Electronic Transactions Law of the Cayman Islands, as amended from time to time.
Indemnified Person

means every Director (including any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant secretary, or other officer for the time being and from time to time of the Company (but not including the Company's Auditors) and the personal representatives of the same.

Independent Director	means a Director who is an independent director defined in the Designated Stock Exchange Rules as determined by the Board of Directors.
Interested Director	means a Director who has a direct or indirect interest in any contract, business or arrangement in which the Company or its affiliates is a party or becomes a party to.
Law	means the Companies Law of the Cayman Islands as amended from time to time.
Member	has the same meaning as in the Law.
Memorandum	means the memorandum of association of the Company, as amended from time to time.
month	means calendar month.

Ordinary Resolution	means a resolution:
(a)

passed by a simple majority of the votes cast by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company, and in computing a majority, regard shall be had to the number of votes to which each Member is entitled; or

(b)

approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

Ordinary Share	means an ordinary share of US$0.0001 par value each, in the capital of the Company having the rights, benefits and privileges set out in these Articles.
paid up	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.
Person

means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires.

Register of Members	means the register of Members maintained in accordance with the Law and includes (except where otherwise stated) any duplicate register of Members.
Registered Office	means the registered office for the time being of the Company.
Seal	means the common seal of the Company (if adopted) and includes every duplicate seal.
Secretary	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.
Securities Act	means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
Share	means a share in the Company and includes a fraction of a share in the Company.
Share Premium Account	means the share premium account established in accordance with these Articles and the Companies Law.
signed

means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication.

~~Share~~	~~means a share in the Company and includes a fraction of a share in the Company.~~
~~Share Premium Account~~	~~means the share premium account established in accordance with these Articles and the Companies Law.~~
Special Resolution	means a special resolution of the Company passed in accordance with the Law, being a resolution:
(a)

passed by a majority of at least two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given, regard being had in computing a majority to the number of votes to which each Member is entitled; or

(b)

approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the Special Resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

Treasury Share	means a Share held in the name of the Company as a treasury share in accordance with the Law.
United States	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction.
year	means calendar year.
2.
In these Articles:

  (a)
  words importing the singular number include the plural number and vice versa;

  (b)
  words importing the masculine gender include the feminine gender;

  (c)
  words importing persons include any individual, corporation, partnership, trust, limited liability company, association or any other entity;

  (d)
  "written" and "in writing" include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

  (e)
  "shall" shall be construed as imperative and "may" shall be construed as permissive;

  (f)
  references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

  (g)
  any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

  (h)
  the term "and/or" is used herein to mean both "and" as well as "or." The use of "and/or" in certain contexts in no respects qualifies or modifies the use of the terms "and" or "or" in others. The term "or" shall not be interpreted to be exclusive and the term "and" shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

  (i)
  headings are inserted for reference only and shall be ignored in construing these Articles;

  (j)
  sections 8 and 19 of the Electronic Transactions Law shall not apply;

    (k)
    the term "clear days" in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

    (l)
    the term "holder" in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

3.
Subject to the last two preceding Articles, any words defined in the Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.
The business of the Company may be conducted as the Directors see fit.

5.
The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.
The expenses incurred by the Company in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.
The Directors shall keep, or cause to be kept, the Register of Members at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register of Members shall be kept at the Registered Office; provided that during such times as the Shares are listed on a Designated Stock Exchange the Register of Members shall be kept in accordance with such Designated Stock Exchange Rules as may be applicable from time to time.

SHARES

8.
Subject to the provisions of the Memorandum and these Articles, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Law and these Articles) vary such rights. For the avoidance of double, the Directors may in their absolute, discretion and without approval of the existing Members, issue Shares, grant rights over existing Shares or issue other securities in one or more series as they deem necessary and appropriate and determine designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the Shares held by existing Members, at such times and on such other terms as they think proper.

9.
The Directors may provide, out of the unissued Shares (other than unissued Ordinary Shares), for series of preferred shares in their absolute discretion and without approval of the existing Members. Before any preferred shares of any such series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

  (a)
  the designation of such series and the number of preferred shares to constitute such series;

    (b)
    whether the shares of such series shall have voting rights, in addition to any voting rights provided by Law, and, if so, the terms of such voting rights, which may be general or limited;

    (c)
    the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class or any other series of preferred shares;

    (d)
    whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

    (e)
    the amount or amounts payable upon preferred shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

    (f)
    whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

    (g)
    whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

    (h)
    the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of preferred shares;

    (i)
    the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of preferred shares; and

    (j)
    any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, of such series or of any other class of Shares or any other series of preferred shares.

10.
The powers, preferences and relative, participating, optional and other special rights of each series of preferred shares, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All Shares of any one series of preferred shares shall be identical in all respects with all other Shares of such series, except that Shares of any one series issued at different times may differ as to the dates from which dividends on Shares of that series shall be cumulative.

11.
The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

12.
The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

13.
The Company shall not issue Shares to bearer.

14.
The Directors may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company.

MODIFICATION OF RIGHTS

15.
Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied or abrogated with the consent in writing of the holders of two-thirds of the issued Shares of that Class or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that Class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy two-thirds of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Members who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Member of the Class shall have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

16.
The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, among other things, the creation, allotment or issue of further Shares ranking equally with or in priority or subsequent to such existing Class or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be materially adversely varied or abrogated by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

CERTIFICATES

17.
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

18.
Every share certificate of the Company shall bear legends required under the applicable laws, including the Securities Act.

19.
Any two or more certificates representing Shares of any one Class held by any Member may at the Member's request be cancelled and a single new certificate for such Shares issued in lieu of payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

20.
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

21.
In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

22.
The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Member such fractions shall be accumulated.

LIEN

23.
The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a Share extends to any amount payable in respect of it.

24.
The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of 14 days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

25.
For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

CALLS ON SHARES

26.
Subject to the terms of the allotment, the Directors may from time to time make calls upon the Members in respect of any amounts unpaid on their Shares by giving notice to such

  Members at least 14 days prior to the specified time of payment, and each Member shall pay to the Company at the time or times so specified the amount called on such Shares.

27.
The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

28.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of 8% per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

29.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

30.
The Directors may make arrangements on the issue of partly paid Shares for a difference between the Members, or the particular Shares, in the amount of calls to be paid and in the times of payment.

31.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, 8% per annum) as may be agreed upon between the Member paying the sum in advance and the Directors.

FORFEITURE OF SHARES

32.
If a Member fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

33.
The notice shall name a further day (not earlier than the expiration of 14 days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

34.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

35.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

36.
A Person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

37.
A certificate in writing under the hand of a Director of the Company that a Share has been duly forfeited on a date stated in the certificate shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

38.
The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

39.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

40.
The instrument of transfer of any Share shall be in writing and in any usual or common form or such other form as the Directors may, in their absolute discretion, approve and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Member until the name of the transferee is entered in the Register of Members in respect of the relevant Shares.

41.
The Directors may in their absolute discretion decline to register any transfer of Shares that are not fully paid up or on which the Company has a lien.

42.
The Directors may also, but are not required to, decline to register any transfer of any Share unless:

  (a)
  the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

  (b)
  the instrument of transfer is in respect of only one Class of Shares;

  (c)
  the instrument of transfer is properly stamped, if required;

  (d)
  in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

  (e)
  the Shares transferred are fully paid and free of any lien in favour of the Company; and

  (f)
  any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

43.
The registration of transfers may, on 14 days' notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register of Members closed for more than 30 days in any year.

44.
All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within three months after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

TRANSMISSION OF SHARES

45.
The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognised by the Company as having any title to the Share.

46.
Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Member shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Member in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

47.
A Person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Member, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided, however, that the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within 90 days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

REGISTRATION OF EMPOWERING INSTRUMENTS

48.
The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, or other instrument.

ALTERATION OF SHARE CAPITAL

49.
The Company may by Ordinary Resolution:

  (a)
  increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

  (b)
  consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

  (c)
  convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

  (d)
  by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

  (e)
  cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

50.
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

51.
Subject to the provisions of the Law and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

  (a)
  change its name;

  (b)
  alter or add to the Articles;

  (c)
  alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

  (d)
  reduce its share capital or any capital redemption reserve fund.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

52.
Subject to the provisions of the Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such terms as the Board may determine before the issue of such Shares.

53.
Subject to the provisions of the Law, the Company may, by agreement with the relevant Member, repurchase its own Shares (including any redeemable Shares) provided that the manner and terms of such purchase have been approved by the Directors or by Ordinary Resolution (provided further that no repurchase may be made contrary to the terms or manner recommended by the Directors).

54.
The Company may make a payment in respect of the redemption or repurchase of its own Shares in any manner permitted by the Law, including out of capital.

55.
The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES

56.
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

57.
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

GENERAL MEETINGS

58.
All general meetings other than annual general meetings shall be called extraordinary general meetings.

59.
The Company may in each year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

60.
At these meetings the report of the Directors (if any) shall be presented.

61.
The Board or the Chairman may call general meetings, and they shall on a Members' requisition forthwith proceed to convene an extraordinary general meeting of the Company.

62.
A Members' requisition is a requisition of Members holding at the date of deposit of the requisition in aggregate not less than ~~a simple majority~~one-tenth (1/10) of the voting rights of such of the issued Shares of the Company as at that date of the deposit carries the right of voting at general meetings of the Company.

63.
The requisition must state the objects of the meeting, set forth a form of any resolutions proposed by the requisitionists for consideration at the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

64.
If the Directors do not within 21 days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of 21 days from the date of the deposit of the requisition.

65.
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

66.
At a general meeting convened by requisitionists, a person may be appointed or elected to be a Director, or removed (with or without cause) as a Director, and the size of the Board may be increased by an ordinary resolution. For the purposes of this Article 66, an ordinary resolution means a resolution passed by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and who together hold a simple majority of the issued Shares carrying the right to vote as at the record date of such general meeting.

~~66~~67.
Notwithstanding any other provision of the Articles, the Members who requisition a meeting~~:~~

~~(a)~~	may propose only Ordinary Resolutions to be considered and voted upon at such meeting~~; and~~.
~~(b)~~	~~shall have no right to propose any resolutions with respect to the election, appointment or removal of Directors or with respect to the size of the Board.~~
~~67~~68.
Save as set out in this Article, the Members have no right to propose resolutions to be considered or voted upon at annual general meetings or extraordinary general meetings of the Company.

NOTICE OF GENERAL MEETINGS

~~68~~69.
At least ~~seven (7~~twenty-one (21) calendar days' advance notice shall be given for the Company's annual general meeting and at least fourteen (14) calendar days' advance notice shall be given for any extraordinary general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting as determined by the Board and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Board, provided that a notice shall be deemed to have been given for a general meeting of the Company, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, if it is so agreed:

  (a)
  in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

    (b)
    in the case of an extraordinary general meeting by a majority in number of the Members (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than 95% in par value of the Shares giving that right.

~~69~~70.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

~~70~~71.
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. The quorum required for a general meeting of Members at which an Ordinary Resolution has been proposed consists of such Members present in person or by proxy who together hold Shares which carry the right to at least a simple majority of all votes capable of being exercised on a poll. The quorum required for a general meeting at which a Special Resolution has been proposed consists of such Members present in person or by proxy who together hold Shares which carry the right to at least two-thirds of all votes capable of being exercised on a poll.

~~71~~72.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting shall be dissolved.

~~72~~73.
If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

~~73~~74.
The Chairman, if any, of the Board shall preside as chairman at every general meeting of the Company.

~~74~~75.
If there is no Chairman, or if at any general meeting he is not present within 15 minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman of that meeting, failing which the Members present in person or by proxy shall choose any Person present to be chairman of that meeting.

~~75~~76.
The chairman may with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for 14 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

~~76~~77.
The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Members in accordance with these Articles, for any reason or for no reason, upon notice in writing to Members. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

~~77~~78.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.

~~78~~79.
A poll shall be taken in such manner and at such place as the chairman may direct (including the use of a ballot or voting papers, or tickets) and the result of a poll shall be deemed to be the resolution of the meeting. The chairman may appoint scrutineers and may adjourn the meeting to some place and time fixed by him for the purpose of declaring the result of the poll.

~~79~~80.
In the case of an equality of votes on a poll, the chairman of the meeting at which the poll is taken shall not be entitled to a second or casting vote.

VOTES OF MEMBERS

~~80~~81.
Subject to any rights and restrictions for the time being attached to any class or classes or series of Shares, on a poll every holder of Shares, present in person or by proxy and entitled to vote on a matter, shall be entitled to one vote on that matter in respect of each Share held by him.

~~81~~82.
In the case of joint holders of a Share, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members in respect of the Shares.

~~82~~83.
A Member who has appointed special or general attorneys or a Member who is subject to a disability may vote on a poll, by his attorney, committee, receiver, curator bonis or other person in the nature of a committee, receiver, or curator bonis appointed by a court and such attorney, committee, receiver, curator bonis or other person may on a poll vote by proxy; provided that such evidence as the Directors may require of the authority of the person claiming to vote shall have been deposited at the Registered Office not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which such person claims to vote.

~~83~~84.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

~~84~~85.
On a poll votes may be given either personally or by proxy and a Member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

~~85~~86.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing, or if the appointor is a corporation, either under its common seal or under the hand of an officer or attorney so authorised.

~~86~~87.
Any person (whether a Member of the Company or not) may be appointed to act as a proxy. A Member may appoint more than one proxy to attend on the same occasion.

~~87~~88.
The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed, or a notarially certified copy of such power or authority, shall be deposited at the Registered Office, or at such other place as is specified for that purpose in the notice of meeting or in the instrument of proxy issued by the Company, no later than the time appointed for holding the meeting or adjourned meeting; provided that the chairman of the meeting may in his discretion accept an instrument of proxy sent by fax, email or other electronic means.

~~88~~89.
An instrument of proxy shall be in such common form as the Directors may approve.

~~89~~90.
The Directors may at the expense of the Company send, by post or otherwise, to the Members instruments of proxy (with or without prepaid postage for their return) for use at any general meeting, either in blank or nominating in the alternative any one or more of the Directors or any other persons. If for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the Members entitled to be sent a notice of the meeting and to vote thereat by proxy.

~~90~~91.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the death or insanity of the principal or the revocation of the instrument of proxy, or of the authority under which the instrument of proxy was executed; provided that no intimation in writing of such death, insanity, revocation or transfer shall have been received by the Company at the Registered Office before commencement of the meeting or adjourned meeting at which the instrument of proxy is used.

~~91~~92.
A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him by his representatives or other Person in the nature of a representative or representatives appointed by that court, and any such representative or other Person may vote in respect of such Shares by proxy.

~~92~~93.
No Member shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

~~93~~94.
The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company.

~~94~~95.
A resolution in writing signed by all the Members for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

~~95~~96.
Any corporation which is a Member or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member or Director and such corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present thereat.

DEPOSITARY AND CLEARING HOUSES

~~96~~97.
If a recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such Person or Persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members of the Company provided that, if more than one Person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he represents as that recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS

~~97~~98.
Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than three, and there shall be no maximum number of Directors.

~~98~~99.
The Board shall be divided into three groups designated as Class I, Class II and Class III, with, as nearly equal a number of Directors in each group as possible. Subject to the preceding sentence, the Board shall determine the number of Directors in each group. Directors assigned to Class I shall initially serve until the first annual general meeting following the ~~Articles~~ Effectiveness Date. Directors assigned to Class II shall initially serve until the second annual general meeting following the ~~Articles~~ Effectiveness Date; and Directors assigned to Class III shall initially serve until the third annual general meeting following the ~~Articles~~ Effectiveness Date. Commencing with the first annual general meeting following the ~~Articles~~ Effectiveness Date, Directors elected to succeed those Directors of the group the term of which shall then expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election.

~~99~~100.
The Board, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, may at any time and from time to time appoint any person to be a Director to fill a casual vacancy arising from the resignation of a former Director or as an addition to the existing Board, subject to the Company's compliance with director nomination procedures required under the Designated Stock Exchange Rules as long as Shares or ADSs are listed on the Designated Stock Exchange, unless the Board resolves to follow any available exceptions or exemptions.

~~100~~101.
For so long as Shares or ADSs are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as the Designated Stock Exchange Rules require as determined by the Board.

~~101~~102.
The Board shall have a Chairman elected and appointed by a simple majority of the Directors then in office. The period for which the Chairman shall hold office shall also be determined by a simple majority of all of the Directors then in office. The Chairman shall preside as chairman at every meeting of the Board. To the extent the Chairman is not present at a meeting of the Board within 15 minutes after the time appointed for holding the same, the attending Directors may choose one of their number to be the chairman of the meeting.

~~102~~103.
Each Director shall hold office until his successor is duly elected or appointed or his earlier resignation or removal notwithstanding any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

~~103~~104.
Directors shall be elected by an Ordinary Resolution of Members at each annual general meeting of the Company to fill the seats of those Directors whose terms expire at such annual general meeting.

105.
Any Director may be removed (with or without cause) by an ordinary resolution. For the purposes of this Article 105, an ordinary resolution means a resolution passed by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and who together hold a simple majority of the issued Shares carrying the right to vote as at the record date of such general meeting.

    ~~104.~~
    ~~Any Director may be removed by a Special Resolution of the Members with or without cause.~~

106.
Payment to any Director or past Director of any sum by way of compensation for loss of office or as consideration for or in connection with his retirement from office (not being a payment to which the Director is contractually entitled) must first be approved by the shareholders as an Ordinary Resolution at a general meeting of the Company.

~~105~~107.
The Board may, from time to time, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

~~106~~108.
A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to attend and speak at general meetings.

~~107~~109.
The remuneration of the Directors shall be determined by the Board.

ALTERNATE DIRECTORS

~~108~~110.
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him. An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors, and generally to perform all the functions of his appointor as a Director in his absence. An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director. Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors. Subject to the provisions of these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

POWERS AND DUTIES OF DIRECTORS

~~109~~111.
Subject to the Law and these Articles, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company.

~~110~~112.
No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

~~111~~113.
Subject to these Articles, the Directors may from time to time appoint any Person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, chief executive officer, chief financial officer, one or more other executive officers, vice presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors.

~~112~~114.
The Board may establish and delegate any of its powers to committees consisting of such member or members of their body as it thinks fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Board.

~~113~~115.
The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

~~114~~116.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

~~115~~117.
The Directors from time to time and at any time may delegate to any such committee or a local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

~~116~~118.
Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

~~117~~119.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint an Attorney or Authorised Signatory for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

BORROWING POWERS OF DIRECTORS

~~118~~120.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

~~119~~121.
The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

~~120~~122.
The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

~~121~~123.
Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

~~122~~124.
The office of any Director shall be vacated, if the Director:

  (a)
  becomes bankrupt or makes any arrangement or composition with his creditors generally;

  (b)
  dies or is found to be of unsound mind;

  (c)
  resigns his office by notice in writing to the Company;

  (d)
  without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board resolves that his office be vacated; or

  (e)
  is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

~~123~~125.
The Directors may meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a simple majority of votes. At any meeting of the Directors, each Director present shall be entitled to one vote. In case of an equality of votes the chairman of the meeting shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

~~124~~126.
A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

~~125~~127.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Board, and unless so fixed at another number, the quorum shall be a simple majority of the Directors then in office. An alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

~~126~~128.
An Interested Director shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Interested Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, an Interested Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

~~127~~129.
Subject to any corporate governance policies adopted by the Board, a Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. Subject to any corporate governance policies adopted by the Board, a Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

~~128~~130.
The Directors shall cause minutes to be made for the purpose of recording:

  (a)
  all appointments of officers made by the Directors;

  (b)
  the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

  (c)
  all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

~~129~~131.
When the Chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings, provided always that a proper notice of the meeting (i) has been given to all Directors or (ii) has been waived or the Directors have consented to holding the meeting, or minutes thereof have been approved, by such Director(s).

~~130~~132.
A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be, shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors.

~~131~~133.
The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

~~132~~134.
The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within 15 minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

~~133~~135.
The Board shall designate a chairman of any committee established by Board. If no such is elected, or if at any meeting the chairman is not present within 15 minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

~~134~~136.
A committee established by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a simple majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

~~135~~137.
All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

~~136~~138.
A Director but not an alternate Director may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

PRESUMPTION OF ASSENT

~~137~~139.
A Director of the Company who is present at a meeting of the Board at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

DIVIDENDS

~~138~~140.
Subject to any rights and restrictions for the time being attached to any Shares, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

~~139~~141.
Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

~~140~~142.
The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

~~141~~143.
Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it shall be sent by mail addressed to the holder at his address in the Register of Members, or addressed to such Person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register of Members in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

~~142~~144.
The Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Members in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

~~143~~145.
Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

~~144~~146.
If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

~~145~~147.
No dividend shall bear interest against the Company.

~~146~~148.
Any dividend unclaimed after a period of six years from the date of declaration of such dividend may be forfeited by the Board and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

~~147~~149.
The books of account relating to the Company's affairs shall be kept in such manner as may be determined from time to time by the Directors.

~~148~~150.
The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

~~149~~151.
The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as authorised by the Directors or by Ordinary Resolution.

~~150~~152.
The accounts relating to the Company's affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

~~151~~153.
The Directors may appoint an Auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

~~152~~154.
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditors.

~~153~~155.
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Members.

~~154~~156.
The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Law and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION

~~155~~157.
Subject to the Law, the Directors may:

  (a)
  resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

  (b)
  appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

  (i)
  paying up the amounts (if any) for the time being unpaid on Shares held ~~b y~~ by them respectively, or

  (ii)
  paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

    (c)
    make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

    (d)
    authorise a Person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for either:

    (i)
    the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

    (ii)
    the payment by the Company on behalf of the Members (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Members; and

    (e)
    generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT

~~156~~158.
The Directors shall in accordance with the Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

~~157~~159.
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Law, out of capital.

NOTICES

~~158~~160.
Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid addressed to the Member at his address as appearing in the Register of Members or by electronic means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company's Website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

~~159~~161.
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

~~160~~162.
Any notice or other document, if served by:

  (a)
  post, shall be deemed to have been served five days after the time when the letter containing the same is posted;

  (b)
  facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

  (c)
  recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;

  (d)
  electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail; or

  (e)
  placing it on the Company's Website, shall be deemed to have been served 12 hours after the notice or document is placed on the Company's Website.

  In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

~~161~~163.
Any notice or document delivered or sent by post to or left at the registered address of any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

~~162~~164.
Notice of every general meeting of the Company shall be given to:

    (a)
    all Members holding Shares with the right to receive notice and who have supplied to the Company an address, facsimile number or e-mail address for the giving of notices to them; and

    (b)
    every Person entitled to a Share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

~~163~~165.
No other Person shall be entitled to receive notices of general meetings.

INFORMATION

~~164~~166.
No Member shall be entitled to require discovery of any information in respect of any detail of the Company's trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

~~165~~167.
The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register of Members and transfer books of the Company.

INDEMNITY

~~166~~168.
Each Indemnified Person shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person's own dishonesty, wilful default or fraud, in or about the conduct of the Company's business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

~~167~~169.
No Indemnified Person shall be liable:

  (a)
  for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company;

  (b)
  for any loss on account of defect of title to any property of the Company;

  (c)
  on account of the insufficiency of any security in or upon which any money of the Company shall be invested;

  (d)
  for any loss incurred through any bank, broker or other similar Person;

  (e)
  for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person's part; or

  (f)
  for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person's position or in relation thereto;

  unless the same shall happen through such Indemnified Person's own dishonesty, willful default or fraud.

~~168~~170.
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

FINANCIAL YEAR

~~169~~171.
Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31 in each year and shall begin on January 1 in each year.

NON-RECOGNITION OF TRUSTS

~~170~~172.
No Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Member registered in the Register of Members.

WINDING UP

~~171~~173.
The Company may be wound up only as follows:

  (a)
  if the winding up is initiated by the Board, by a Special Resolution; or

  (b)
  if the Company is unable to pay its debts as they fall due, by an Ordinary Resolution; or

  (c)
  in any other case, by a Special Resolution, and, for the purposes of any such Special Resolution, the requisite majority shall be 100%.

~~172~~174.
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Law, divide among the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

~~173~~175.
Subject to the Law, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

MERGERS AND CONSOLIDATIONS

~~174~~176.
The Company shall, with the approval of a Special Resolution, have the power to merge or consolidate with one or more constituent companies (as defined in the Law), upon such terms as the Directors may determine.

~~175~~177.
In connection with any distribution, dividend or other payment in respect of Shares upon a merger, consolidation, change of control, or sale, transfer, lease, exclusive license or other disposition of all or substantially all of the assets of the Company, such distribution, dividend or payment shall be made ratably on a per share basis to the Shares.

 CLOSING OF REGISTER OR FIXING RECORD DATE

~~176~~178.
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period which shall not exceed in any case 40 calendar days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members, the Register of Members shall be so closed for at least 10 days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

~~177~~179.
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members, and for the purpose of determining those Members that are entitled to receive payment of any dividend, the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

~~178~~180.
If the Register of Members is not so closed and no record date is fixed for the determination of those Members entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

CLAIMS AGAINST THE COMPANY

~~179~~181.
Unless otherwise determined by a simple majority of the Board, in the event that (i) any Member (the Claiming Party) initiates or asserts any claim or counterclaim (Claim) or joins, offers substantial assistance to or has a direct financial interest in any Claim against the Company and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits in which the Claiming Party prevails, then each Claiming Party shall, to the fullest extent permissible by law, be obligated jointly and severally to reimburse the Company for all fees, costs and expenses (including, but not limited to, all reasonable attorneys' fees and other litigation expenses) that the Company may incur in connection with such Claim.

REGISTRATION BY WAY OF CONTINUATION

~~180~~182.
The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

 DISCLOSURE

~~181~~183.
The Directors, or any service providers (including the officers, the Secretary and the registered office agent of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register of Members and books of the Company.

EXCLUSIVE JURISDICTION OF CAYMAN ISLANDS COURTS

~~182~~184.
Unless the Company consents in writing to the selection of an alternative forum, the courts of Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Company to the Company or the Company's Members, (iii) any action asserting a claim arising pursuant to any provision of the Law or these Articles, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine (as such concept is recognised under the laws of the United States of America). Any person or entity purchasing or otherwise acquiring any Share in the Company shall be deemed to have notice of and consented to the provisions of this Article.

Appendix B

BEIGENE, LTD.

SECOND AMENDED AND RESTATED
2016 SHARE OPTION AND INCENTIVE PLAN

        SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BeiGene, Ltd. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "ADSs" means American depositary shares. Each ADS represents 13 Shares.

        "ASC 718" means Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Consultant" means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        "Dividend Equivalent Right" means an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the Grantee.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Shares on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Grantee" is a recipient of an Award under this Plan.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Share Option" means any Share Option that is not an incentive share option.

        "Option" or "Share Option" means any option to purchase Shares granted pursuant to Section 5.

        "Restricted Shares" means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company's right of repurchase.

        "Restricted Share Award" means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Share Units" means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by the Company's shareholders, per Share pursuant to a Sale Event.

        "Shares" means the ordinary shares, par value US$0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Share Appreciation Right" means an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Unrestricted Share Award" means an Award of Shares free of any restrictions.

        SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

          (a)    Administration of Plan.    The Plan shall be administered by the Administrator.

          (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i)  to select the individuals to whom Awards may from time to time be granted;

             (ii)  to determine the time or times of grant, and the extent, if any, of Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units,

    Unrestricted Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more Grantees;

            (iii)  to determine the number of Shares to be covered by any Award;

            (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Grantees, and to approve the forms of Award Certificates;

             (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the Grantee's death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

            (vi)  subject to the provisions of Section 5(c), to extend at any time the period in which Share Options may be exercised; and

           (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

          All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan Grantees.

          To the extent required under the rules of any securities exchange or market system on which the Shares are listed, amendments to the terms of Share Options granted under the Plan shall be subject to approval by the Company' shareholders entitled to vote at a meeting of shareholders.

          (c)    Delegation of Authority to Grant Awards.    Subject to applicable law, the Administrator, in its discretion, may delegate to the chairman of the Compensation Committee of the Board of Directors of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer and/or Chief Financial Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the number of Shares underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the criteria for exercisability or vesting. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan

          (d)    Award Certificate.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

          (e)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles of association or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

          (f)    Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Act or any other United States securities law, the Code, or any other United States governing statute or law.

        SECTION 3.    SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

          (a)    Shares Issuable.    The maximum number of Shares that have been reserved and available for issuance under the Plan shall be [            ]1 Shares, of which [            ] Shares are reserved and remain available for issuance as of December 7, 2018 (being the effective date of the approval of this second amended and restated Plan by the shareholders (the "Amended Effective Date")) (representing approximately [            ]% of the issued share capital of the Company as of the Amended Effective Date)R. For purposes of this limitation, the Shares underlying any awards granted under this Plan or the Company's 2011 Plan Option Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, held back upon exercise of an Option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan, the Company's 2018 Inducement Equity Plan (as amended and restated) and the Company's 2018 Employee Share Purchase Plan (as amended and restated) shall not exceed [            ] Shares as of the Amended Effective Date, being 10% of the issued share capital of the Company as of the Amended Effective Date, and (ii) where the Company cancels an Option and issues a new Option to the same Grantee, the issue of such new Option shall be made only to the extent that there are Shares reserved and available for issuance excluding the cancelled Option. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

          (b)    Maximum Awards to Independent, Non-Employee Directors.    Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash

1
This is the maximum number of Shares reserved and available for issuance as authorized under the Plan pursuant to the terms of the Plan in effect (including the Shares available under the Company's 2011 Option Plan) immediately prior to the Amended Effective Date plus 38,553,159 Shares.

  compensation paid by the Company to any independent, Non-Employee Director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under this Plan and all other cash compensation paid by the Company to any new independent, Non-Employee Director in the first calendar year of such director joining the Board of Directors. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

          (c)    Maximum Individual Limit.    Unless approved by the Company's shareholders in general meeting, the total number of Shares issued and to be issued upon the exercise of Share Options granted and to be granted under the Plan and any other plan of the Company to a Grantee within any 12-month period shall not exceed 1% of the Shares in issue at the date of any grant.

          (d)    Changes in Shares.    Subject to Section 3(e), if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company's share capital, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Share Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options and Share Appreciation Rights) as to which such Share Options and Share Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares.

          (e)    Mergers and Other Transactions.    In the case of and subject to the consummation of a Sale Event, the parties may cause the assumption or continuation of Awards previously granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or its parent, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted under this Plan shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the achievement of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options and Share Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Share Appreciation Rights; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Share Appreciation Rights (to the extent then exercisable) held by such Grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.

        SECTION 4.    ELIGIBILITY

          Grantees under the Plan will be such full- or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

        SECTION 5.    SHARE OPTIONS

          (a)    Award of Share Options.    The Administrator may grant Share Options under the Plan. Any Share Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Share Options granted under the Plan are Non-Qualified Share Options.

          Share Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (b)    Exercise Price.    The exercise price per Share covered by a Share Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than the higher of: (i) the Fair Market Value of a Share on the date of grant; and (ii) the average Fair Market Value of the Shares for the five business days immediately preceding the day of grant.

          (c)    Option Term.    The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than ten years after the date the Share Option is granted. Any Share Option granted but not exercised by the end of its option term will automatically lapse and be cancelled.

          (d)    Exercisability; Rights of a Shareholder.    Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrators may determine at the time of grant any minimum period(s) for which a Share Option must be held and/or any minimum performance target(s) that must be achieved, before the Share Option can be exercised in whole or in part, and may include at the discretion of the Administrators such other terms either on a case by case basis or generally. The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options. Accordingly, an optionee shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register of members of the Company on a date prior to the name of such optionee being registered on such register.

          (e)    Method of Exercise.    Share Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the option award certificate:

              (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

             (ii)  Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe ("attestation method")) of Shares that are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

            (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

            (iv)  If permitted by the Administrator, by a "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

  Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the option award certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Share Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Share Options may be permitted through the use of such an automated system.

        SECTION 6.    SHARE APPRECIATION RIGHTS

          (a)    Award of Share Appreciation Rights.    The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.

          (b)    Exercise Price of Share Appreciation Rights.    The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Shares on the date of grant in the case of any grant to a Grantee who is subject to U.S. income tax.

          (c)    Grant and Exercise of Share Appreciation Rights.    Share Appreciation Rights may be granted by the Administrator independently of any Share Option granted pursuant to Section 5 of the Plan.

          (d)    Terms and Conditions of Share Appreciation Rights.    Share Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator at the time of the grant. Such terms and conditions may differ among individual Awards and Grantees. The term of a Share Appreciation Right may not exceed ten years.

        SECTION 7.    RESTRICTED SHARE AWARDS

          (a)    Nature of Restricted Share Awards.    The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees.

          (b)    Rights as a Shareholder.    Upon the grant of a Restricted Share Award and payment of the purchase price, if any, subject to the restrictions and conditions set forth in the award certificate, a Grantee shall have all the rights of a shareholder with respect to Restricted Shares, including the voting of the Restricted Shares and receipt of dividends; provided that cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d), and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d), and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

          (c)    Restrictions.    Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, if a Grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such Grantee or such Grantee's legal representative simultaneously with such termination of employment (or other service relationship), and after the reacquisition shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a Grantee shall surrender such certificates to the Company upon request without consideration.

          (d)    Vesting of Restricted Shares.    The Administrator at the time of grant shall specify the date or dates and/or the performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the achievement of such performance goals, objectives and other conditions, the shares as to which the Company's right of repurchase or forfeiture has lapsed shall no longer be Restricted Shares and shall be deemed "vested."

        SECTION 8.    RESTRICTED SHARE UNITS

          (a)    Nature of Restricted Share Units.    The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of share units that may be settled in Shares upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives, subject to compliance to Section 457A of the Code (if applicable). The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees. At the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares.

          (b)    Rights as a Shareholder.    A Grantee shall have the rights as a shareholder only as to Shares acquired by the Grantee upon settlement of Restricted Share Units; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the share units underlying his Restricted Share Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Unit that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Share Units with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

          (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee's right in all Restricted Share Units that have not vested shall automatically terminate upon the Grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        SECTION 9.    UNRESTRICTED SHARE AWARDS

          Grant or Sale of Unrestricted Shares.    The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

        SECTION 10.    DIVIDEND EQUIVALENT RIGHTS

          (a)    Dividend Equivalent Rights.    The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to the Grantee. A Dividend Equivalent Right may be granted to any Grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid currently. Dividend Equivalent Rights may be settled in cash or Shares or a combination of cash and Shares. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

          (b)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        SECTION 11.    TRANSFERABILITY OF AWARDS

          (a)    Transferability.    Except as provided in Section 11(b), during a Grantee's lifetime, his or her Awards shall be exercisable only by the Grantee, or by the grantee's legal representative or guardian in the event of the Grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this Section 11(a) shall be null and void.

          (b)    Administrator Action.    Notwithstanding Section 11(a), the Administrator, in its discretion, may permit either in the Award Certificate for a given Award or by subsequent written approval the Grantee to transfer Non-Qualified Share Options to the Grantee's immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.

          (c)    Family Member.    For purposes of Section 11(b), "family member" shall mean a Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.

          (d)    Designation of Beneficiary.    To the extent permitted by the Company, each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate.

        SECTION 12.    TAX WITHHOLDING

          (a)    Payment by Grantee.    Each Grantee shall, no later than the date as of which the value of an Award or of any Shares or cash received under the Award first becomes includable in the gross income of the Grantee for income, employment or other tax purposes, pay to the Company or a Subsidiary, or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld by the Company or a Subsidiary with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company's obligation to deliver evidence of book entry (or share certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

          (b)    Payment in Shares.    Subject to approval by the Administrator, a Grantee may elect to have the Company's or Subsidiary's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld Shares shall be determined in the same manner as the value of the Shares includible in income of the Grantees.

        SECTION 13.    TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

          (a)    Termination of Employment.    If the Grantee's employer ceases to be a Subsidiary, the Grantee shall be deemed to have terminated employment for purposes of the Plan.

          (b)   For purposes of the Plan, the following events shall not be deemed a termination of employment:

              (i)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

             (ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

        SECTION 14.    AMENDMENTS AND TERMINATION

          The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(c) or 3(d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Share Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Share Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 14 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(d) or 3(e).

          In the event that the Plan is terminated while any Share Option remains outstanding and unexercised, the provisions of this Plan shall remain in full force to the extent necessary to give effect to the exercise of any such Share Option.

        SECTION 15.    STATUS OF PLAN

          With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

        SECTION 16.    GENERAL PROVISIONS

          (a)    No Distribution.    The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to their distribution.

          (b)    Delivery of Share Certificates.    Share certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company has mailed such certificates to the Grantee at the Grantee's last known address on file with the Company. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by mail to the Grantee at the Grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything to the contrary in this Plan, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares or ADSs are listed, quoted or traded. All share certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares or ADSs are listed, quoted or traded. The Administrator may place legends on any share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions of this Plan, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

          (c)    Shareholder Rights.    Until the name of the Grantee appears in the register of members of the Company, which is prima facie evidence that the Grantee is a shareholder of the Company, no right to vote or receive dividends or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of a Share Option or any other action by the Grantee with respect to an Award.

          (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

          (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

          (f)    Clawback Policy.    Awards under the Plan shall be subject to the Company's clawback policy, as in effect from time to time.

        SECTION 17.    EFFECTIVE DATE OF PLAN

          The 2016 Share Option and Incentive Plan became effective immediately prior to the effectiveness of the Company's registration statement relating to its initial public offering in the United States, following shareholder approval in accordance with the law of the Cayman Islands and the Company's articles of association, and this Second Amended and Restated 2016 Share

  Option and Incentive Plan shall become effective upon shareholder approval in accordance with the law of the Cayman Islands and the Company's articles of association. No grants of Share Options and other Awards may be made under this Plan after October [    ], 2028.

        SECTION 18.    GOVERNING LAW

          This Plan and all Awards and actions taken under them shall be governed by, and construed in accordance with, the laws of the Cayman Islands. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Grantees irrevocably submit to the exclusive jurisdiction of the Cayman Islands courts.

        DATE APPROVED BY BOARD OF DIRECTORS: January 14, 2016

        DATE APPROVED BY SHAREHOLDERS: January 14, 2016

        DATE OF APPROVAL OF AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: August 7, 2018

        DATE OF APPROVAL OF SECOND AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: October [    ], 2018

        DATE APPROVAL OF SECOND AMENDED AND RESTATED PLAN BY SHAREHOLDERS: [                ]

Appendix C

BEIGENE, LTD.

SECOND AMENDED AND RESTATED 2018 EMPLOYEE SHARE PURCHASE PLAN

        The purpose of the BeiGene, Ltd. Second Amended and Restated 2018 Employee Share Purchase Plan (the "Plan") is to provide eligible employees of BeiGene, Ltd. (the "Company") and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase Shares (either in the form of Ordinary Shares or ADSs). 7,355,315 Ordinary Shares1 (including the number of Ordinary Shares represented by ADSs purchased under the Plan) (representing approximately [            ]% of the issued share capital of the Company as at December 7, 2018, being the effective date of the shareholder approval of this second amended and restated Plan by the Board (the "Amended Effective Date") in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

        1.    Administration.    The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; (v) implement any procedures, steps, additional or different requirements as may be necessary to comply with any local laws, including the laws of the People's Republic of China (the "PRC") and the other countries in which the Company operates, that may be applicable to this Plan, any Options or any related documents; and (vi) otherwise supervise the administration of the Plan, in its sole and absolute discretion and taking into account any matters in its sole and absolute discretion. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

        2.    Offerings.    The Company will make one or more offerings to eligible employees to purchase Shares under the Plan ("Offerings"). Unless otherwise determined by the Administrator, the initial Offering will begin on the first business day occurring on or after September1, 2018 and will end on last business day occurring on or before February 28, 2019 (the "Initial Offering"). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each March 1st and September 1st and will end on the last business day occurring on or before the following February 28th (or February 29th, if applicable) and August 31st, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration.

        3.    Eligibility.    All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are employed by the Company or a Designated Subsidiary and have completed at least six months of employment. Participation shall not otherwise be subject to any minimum performance targets. Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company's or applicable Designated

1
This is the maximum number of Shares reserved and available for issuance as authorized under the Plan pursuant to the terms of the Plan in effect immediately prior to the Amended Effective Date.

Subsidiary's payroll system as of the Offering Date are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as employees of the Company or a Designated Subsidiary on the Company's or Designated Subsidiary's payroll system as of the Offering Date to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

        4.    Participation.

          (a)   An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).

          (b)   Enrollment.    The enrollment form will (a) state a whole percentage or the amount to be deducted from an eligible employee's Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Shares in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which Shares purchased for such individual are to be issued pursuant to Section 10, and (d) provide such other terms as required by the Company. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant's deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains eligible.

          (c)   Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

        5.    Employee Contributions.    Each eligible employee may authorize payroll deductions from his or her after tax Compensation at a minimum of 1 percent up to a maximum of 10 percent of such employee's Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.

        6.    Deduction Changes.    Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

        7.    Withdrawal.    A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to the Company. The Participant's withdrawal will be effective as of the next business day. Following a Participant's withdrawal, the Company will promptly refund such individual's entire account balance under the Plan to him or her (after payment for any Shares purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

        8.    Grant of Options.    On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, the lowest of (a) a number of Shares determined by dividing such Participant's accumulated payroll deductions on such Exercise Date by the lower of (i) 85 percent of the Fair Market Value of the Shares on the Offering Date, or (ii) 85 percent of the Fair Market Value of the Shares on the Exercise Date, (b) a number of Shares determined by multiplying $2,083 by the number of full months in the Offering and dividing the result by the Fair Market Value on the Offering Date; or (c) such other lesser maximum number of Shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant's Option shall be exercisable only to the extent of such Participant's accumulated payroll deductions on the Exercise Date. The purchase price for each Share purchased under each Option (the "Option Price") will be 85 percent of the Fair Market Value of the Shares on the Offering Date or the Exercise Date, whichever is less.

        Notwithstanding the foregoing, no Participant may be granted an option hereunder if such Participant, immediately after the option was granted, would be treated as owning Shares possessing 5 percent or more of the total combined voting power or value of all classes of share capital of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the share ownership of a Participant, and all Shares which the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase Shares under the Plan, and any other employee share purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Shares (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted. Furthermore, unless approved by the Company's shareholders in a general meeting, the total number of Ordinary Shares issued and to be issued upon the exercise of Options granted and to be granted under the Plan and any other plan of the Company to a Participant within any 12-month period shall not exceed 1% of the Ordinary Shares of the Company in issue at the date of any grant.

        9.    Exercise of Option and Purchase of Shares.    Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole Shares reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant's account at the end of an Offering solely by reason of the inability to purchase a fractional Share will be carried forward to the next Offering; any other balance remaining in a Participant's account at the end of an Offering will be refunded to the Participant promptly. Any Option granted but not exercised by the end of an Offering will automatically lapse and be cancelled. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants resident in the PRC not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations, and any other applicable PRC laws and regulations.

        10.    Issuance of Certificates.    Certificates representing Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.

        11.    Definitions.

        The term "ADSs" means American depositary shares. Each ADS represents 13 Ordinary Shares.

        The term "Change in Control" means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        The term "Compensation" means the amount of base pay (including overtime and commissions, to the extent determined by the Administrator), prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company share options, and similar items.

        The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders. The current list of Designated Subsidiaries is attached hereto as Appendix A.

        The term "Fair Market Value of the Shares" on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

        The term "Ordinary Shares" means the ordinary shares, par value US$0.0001 per share, of the Company.

        The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

        The term "Participant" means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

        The term "Shares" means the Ordinary Shares or ADSs, as the context so requires.

        The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

        12.    Rights on Termination of Employment.    If a Participant's employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant's account will be paid to such Participant or, in the case of such Participant's death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a

Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

        13.    Special Rules; Non-U.S. Employees.    Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a non-United States jurisdiction (without regard to whether they are also citizens or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an Option under the Plan to a citizen or resident of the non-United States jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

        14.    Optionees Not Shareholders.    Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the Shares covered by an Option under the Plan until such Shares have been purchased by and issued to him or her. Accordingly, Participants shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register on a date prior to such Shares having been purchased by and issued to him or her.

        15.    Rights Not Transferable.    Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant's lifetime only by the Participant.

        16.    Application of Funds.    All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

        17.    Adjustment in Case of Changes Affecting Shares; Change in Control.

          (a)   In the event of a subdivision of outstanding Shares, the payment of a dividend in Shares or any other change affecting the Shares, the number of Shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event.

          (b)   In the event of a Change in Control, each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering with respect to which such Option relates will be shortened by setting a new Exercise Date (the "New Exercise Date") on which such Offering Period shall end. The New Exercise Date will occur before the date of the proposed Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7 hereof.

        18.    Amendment of the Plan.    The Board may at any time and from time to time amend the Plan in any respect, except that without the approval of the shareholders, no amendment shall be made increasing the number of Ordinary Shares approved for the Plan or making any other change that would require shareholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

        19.    Insufficient Shares.    If the total number of Shares that would otherwise be purchased on any Exercise Date plus the number of Shares purchased under previous Offerings under the Plan exceeds the maximum number of Shares issuable under the Plan, the Shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Shares on such Exercise Date.

        20.    Termination of the Plan.    The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

        21.    Application of Hong Kong Listing Rules.    Solely for the purposes of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the "Listing Rules"), to the extent that the Plan is deemed to be an option plan for the purposes of Chapter 17 of the Listing Rules, the number of Shares purchased by a Participant pursuant to Section 8 (the "Purchased Shares") shall be deemed to comprise of (i) first, such number of Shares determined by dividing the Participant's accumulated payroll deductions on the Exercise Date by the higher of (A) the Fair Market Value of the Shares on the Offering Date and (B) the average Fair Market Value of the Shares on the five business days immediately preceding the Offering Date (the "Deemed Option Shares"), and (ii) the number of Shares determined by deducting the Deemed Option Shares from the Purchased Shares, which shall be deemed to be a share award by the Company.

        22.    Governmental Regulations.    The Company's obligation to sell and deliver Shares under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such Shares. In the event that the Plan is terminated while any Option remains outstanding and unexercised, then any such Options shall lapse and be cancelled.

        23.    Participants' Compliance with Laws.    Participants shall comply with all applicable laws and regulations with respect to their participation in the Plan.

        24.    Governing Law.    This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Cayman Islands, applied without regard to conflict of law principles. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Participants irrevocably submit to the exclusive jurisdiction of the Cayman Islands courts.

        25.    Issuance of Shares.    Shares may be issued upon exercise of an Option from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source.

        26.    Tax Withholding.    Participation in the Plan is subject to any minimum required tax and/or social security withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes and/or social security from any payment of any kind otherwise due to the Participant, including Shares issuable under the Plan.

        27.    Notification Upon Sale of Shares.    Each Participant who is or may become subject to U.S. income tax agrees, by entering the Plan, to give the Company prompt notice of any disposition of Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such Shares were purchased or within one year after the date such Shares were purchased.

        28.    Effective Date and Approval of Shareholders.    The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of shareholders at which a quorum is present (such date, the "Effective Date") and shall remain in effect for ten years from the Effective Date unless terminated earlier by the Board in accordance with Section 28.

        DATE APPROVED BY SHAREHOLDERS: June 6, 2018

        DATE OF APPROVAL OF AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: August 7, 2018

        DATE OF APPROVAL OF SECOND AMENDED AND RESTTED PLAN BY BOARD OF DIRECTORS: October [    ], 2018

        DATE OF APPROVAL OF SECOND AMENDED AND RESTTED PLAN BY SHAREHOLDERS: [            ]

APPENDIX A

Designated Subsidiaries

BeiGene (Hong Kong) Co., Limited

BeiGene (Beijing) Co., Ltd.

BeiGene AUS PTY LTD.

BeiGene 101

BeiGene (Suzhou) Co., Ltd.

BeiGene USA, Inc.

BeiGene Biologics Co., Ltd.

BeiGene (Shanghai) Co., Ltd.

BeiGene Guangzhou Biologics Manufacturing Co., Ltd.

BeiGene (Guangzhou) Co., Ltd.

BeiGene Pharmaceutical (Shanghai) Co., Ltd.

BeiGene Switzerland GmbH

BeiGene Ireland Limited

Company No. 247127

BEIGENE, LTD.

(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)

of
Please Print Address(es)

being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name		Please Print Address

as my/our proxy to vote for me/us and on my/our behalf at the extraordinary general meeting of the shareholders of the Company (the “EGM”) to be held on December 7, 2018 at 8:30 a.m. local time at the           , The Albany, 127 South Ocean Road, New Providence, The Bahamas and at any adjournment of the EGM.

The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR resolutions 1 to 6.

My/Our proxy is instructed to vote on the resolutions specified below:

	For	Against	Abstain
Resolution 1 — Special Resolution THAT the adoption of the official Chinese company name “百济神州有限公司” for BeiGene, Ltd. be and is hereby approved and adopted.	☐	☐	☐
Resolution 2 — Special Resolution THAT the Fifth Amended and Restated Memorandum and Articles of Association of the Company be and are hereby approved and adopted.	☐	☐	☐

Resolution 3 — Ordinary Resolution

THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of this ordinary resolution up to the next annual general meeting of the Company be and is hereby approved.

	☐	☐	☐

Resolution 4 — Ordinary Resolution

THAT the Company and its underwriters be and are hereby authorized, at their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 3 for a period of five years, which period will be subject to an extension on a rolling basis each year.

	☐	☐	☐
Resolution 5 — Ordinary Resolution THAT the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Incentive Plan be and is hereby approved and adopted.	☐	☐	☐
Resolution 6 — Ordinary Resolution THAT the BeiGene, Ltd. Second Amended and Restated 2018 Employee Share Purchase Plan be and is hereby approved and adopted.	☐	☐	☐

Please tick to indicate your voting preference.  If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement dated on or about            , 2018 provided with this proxy form (the “Proxy Statement”); and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.

Signed:	Date:	, 2018

Name:

NOTES

1.     This proxy is solicited by the Board of Directors.  A proxy need not be a shareholder of the Company.  A member may appoint a proxy of his/her own choice.  If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided.  The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted.

2.     If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.

3.     If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution.

4.     This form of proxy is for use by shareholders only.  If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.     To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarially certified copy or such power of attorney or other authority)) as follows:

a.     Persons who hold our ordinary shares directly on our Cayman Islands register of members on the record date must return a proxy card (i) by mail or by hand to the offices of our registrar in the Cayman Islands (the “Cayman Registrar”): Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com.

b.     Persons who hold our ordinary shares directly on our Hong Kong register of members on the record date must return a proxy card by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong.

so as to be received before 5:00 p.m. Hong Kong Time on December 5, 2018.

6.     Any alterations made to this form must be initialled by you.

7.     You may revoke your proxy by (i) re-submitting this proxy form by mail or email or by hand before 5:00 p.m. Hong Kong Time on December 5, 2018 or (ii) attending the EGM and voting in person.  Any written notice of revocation or subsequent proxy card must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 5:00 p.m. Hong Kong Time on December 5, 2018.  Such written notice of revocation or subsequent proxy card should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.     The completion and return of this form will not prevent you from attending the EGM and voting in person should you so wish, although attendance at the EGM will not in and of itself revoke this proxy.

9.     In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated.  The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).